FULLER, TUBB, POMEROY & STOKES
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                      201 ROBERT S. KERR AVE., SUITE 1000
                            OKLAHOMA CITY, OK 73102
G.M.  FULLER  (1920-1999)                               TELEPHONE:  405-235-2575
JERRY TUBB                                              FACSIMILE: 405-232-8384
DAVID  POMEROY
TERRY  STOKES
-

OF  COUNSEL:
MICHEL  A.  BICKFORD                                     THOMAS J. KENAN E-MAIL:
THOMAS  J.  KENAN                                        kenan@ftpslaw.com
ROLAND  TAGUE
BRADLEY  D.  AVEY
                                August 20, 2003





Securities  and  Exchange  Commission
Division  of  Corporate  Finance
Washington,  D.C.  20549

Re:  Preliminary  Information  Statement
     TS  Electronics,  Inc  (formerly  named  "Softstone  Inc.")

Dear  Madam  or  Sir:

     As legal counsel to TS Electronics, Inc. ("the Registrant"), formerly named Softstone Inc., I am filing a Preliminary Information Statement. It is anticipated that definitive copies will be distributed to the shareholders of the Registrant on August 30, 2003.

     Please feel free to contact me should there be any questions. My telephone number is 405-235-2575. My fax number is 405-232-8384. My email address is kenan@ftpslaw.com.

Sincerely,


/s/  Thomas  J.  Kenan

Thomas  J.  Kenan

                                                              PRELIMINARY COPIES

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                Information Statement Pursuant to Section 14(c)
                     Of the Securities Exchange Act of 1934


     Check  the  appropriate  box:

     [X]     Preliminary  Information  Statement
     [ ]     Confidential,  for  Use  of  the  Commission Only  (as permitted by
             Rule  14c-5(d)(2)
     [ ]     Definitive  Information  Statement

              TS Electronics, Inc., formerly named Softstone Inc.
              ---------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     Payment  of  Filling  Fee  (Check  the  appropriate  box):

     [ ]     No  fee  required
     [X]     Fee computed  on  table  below per Exchange Act Rules 14c-5(g)  and
             0-11

     (1)     Title of each class of securities  to  which  transaction  applies:
             Common  Stock

     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
             5,400,000  shares

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):
             $0.275  a  share  for  5,350,000  shares  of  common  stock  to  be distributed to securities holders in connection with an acquisition, based on the average of the closing bid and asked prices of the registrant's common stock on August 14, 2003 (the registrant's stock traded then on the Bulletin Board under its previous name, Softstone, Inc., and stock symbol "SOFS") and $0.275 a share for 50,000 shares of common stock (based as before) plus $341,110 as the value of other properties to be distributed to securities holders by the registrant from the sale of substantially all of its assets.

     (4)     Proposed  maximum  aggregate  value  of  transaction:
             Acquisition transaction:  5,350,000 shares x $0.275  =  $1,417,250.
             Sale  of  assets  transaction:   50,000 shares x $0.275 = $13,750 +
             $341,110  =  $354,860

     (5)     Total  fee  paid:
             $294.25  +  $70.97  =  $365.22



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
                                                              PRELIMINARY COPIES
                              INFORMATION STATEMENT
                              TS ELECTRONICS, INC.
                        (formerly named Softstone, Inc.),

     This Information Statement is furnished to stockholders in connection with the proposed taking of certain actions by the written authorization or consent of persons holding a majority of the outstanding shares of common stock of TS Electronics, Inc., a Delaware corporation ("our company", formerly named "Softstone, Inc."). Although the approval of our company's stockholders is required to fully effect the transactions, shareholders holding more than 75 percent of our outstanding shares have given their written approval of the transactions. Accordingly, it is not necessary for the company to call a special meeting of stockholders to consider the proposed reorganization, and your approval is not required and is not being sought. Regulations of the U.S. Securities and Exchange Commission (the "Commission") require that our company transmit an information statement containing certain specified information to every holder of our common stock that is entitled to vote or give an authorization or consent with regard to any matter to be acted upon and from whom proxy authorization or written consent is not solicited. This Information Statement must be mailed at least 20 calendar days prior to the earliest date on which the corporate action may be taken. This Information Statement is being mailed to our stockholders on or about August 30, 2003 to our stockholders of record of August 18, 2003.

     We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.


                                SPECIAL FACTORS

The fifth Transaction described in this Information Statement (Sales of Assets Transaction) relates to the sale of substantially all the present assets and the rubber business of our Company to Gene F. Boyd, Betty Sue Boyd and Keith P. Boyd ("the Boyds"). Gene and Betty Boyd are the parents of Keith Boyd. Gene and Keith Boyd are directors of our company. Keith Boyd is the president of our company, and Gene Boyd is the secretary of our company. Our stockholders should be aware of the following matters:

   - In contemplation of the sale of our assets and rubber business to the Boyds and of the effectuation of all five Transactions, in August 2003 our company issued 3,650,651 shares of common stock to Gene Boyd, 1,064,187 shares of its common stock to Keith Boyd and 507,895 shares of its common stock to Betty Sue Boyd (the "Boyds"). The issuance of these shares increased the stock position of the Boyds to 50 percent of the 13,082,698 presently outstanding shares of our common stock. These shares were issued primarily in exchange for (i) the Boyds releasing our company from the obligation to pay approximately $547,852 in notes owed to them and (ii) the Boyds assuming the obligation to personally pay, and obtaining the release of our company from the obligation to pay, approximately $506,575 of additional debt owed by our company to other persons. These shares were


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

     also issued in recognition of the fact that of the approximately $1,272,000 cash (disregarding shares issued for services) raised by our company through the sale of stock since its inception, the Boyds have contributed slightly more than half of that, or $646,865, and have not been fully recognized for this contribution. The total contributions of the Boyds, including their recent assumption to release or pay all debt of our company, is approximately $1,701,292 or 51.7 percent of the $3,293,631 total contributions of capital to our company, after giving effect to the release and assumption of debt by the Boyds described above. Absent the Boyds' release of $547,852 of company debt owed to them and their assuming the obligation to pay an additional $506,575 of debt of our company owed to other parties, the Transactions described below would not be possible and would not even be attempted.

   - The Boyds negotiated the terms of the sale of our rubber business assets to themselves.

   - Because of the Boyds's control of our company, they have actual conflicts of interest with regard to their participation in the negotiation of the terms of the sale of our rubber business to themselves. They also have conflicts of interest in the manner in which they would approve the sale of assets to themselves. In an effort to resolve these conflicts of interest, the Boyds agreed to their approving the five Transactions only after the approval of the transactions should first be obtained from holders of a majority of the outstanding shares not counting the shares held by the Boyds. Such approval was obtained before the Boyds gave their written consent to this and the other Transactions described herein.

   - The Transactions described in this Information Statement relate to the acquisition by our company of all the capital stock of TS Electronics (China) (China), a Delaware corporation with its principal business located in Tianjin, China. TS Electronics (China)'s business shall become the business of our company and TS Electronics (China)'s 129 employees shall effectively become employees of our company. The sale of our rubber business and assets to the Boyds is a coincidence of the acquisition of the business and assets of TS Electronics (China). This sale of assets to the Boyds could not occur unless our stockholders should also approve the other four Transactions described herein.

   - Our company is insolvent. If all five Transactions described herein should not be effectuated, the rubber business of our company would almost surely fail in the immediate future. In such a case, the Boyds would be the major creditor of our company. By reason of this, in any bankruptcy or reorganization case, the Boyds would be in a position to acquire the substantial majority or all of our assets. Our stockholders would almost surely receive nothing in such a bankruptcy reorganization or liquidation case.

   - We have received no offers for the sale of our rubber business and are not aware of any prospective purchaser of our assets or rubber business. We believe the equipment relating to our rubber business that we have, which equipment has been in storage for several months, would have minimal or no value as a bankruptcy auction item.

   - Essentially, the business, management and control of our company are to be changed. Because of the consolidation of all presently outstanding shares of common stock of our company to only 600,000 shares and because of (i) our issuance of 5,350,000 shares of Common Stock to the TS Electronics (China) shareholders in exchange for all the capital stock of TS Electronics (China) and (ii) our issuance of 50,000 shares of Common Stock to the Boyds plus 100,000 Common Stock Purchase Warrants exercisable for one year at $1.25 a warrant in exchange for the Boyds's paying or assuming and obtaining the release of approximately $1,054,427 total indebtedness of our company, you - our existing stockholders - will experience a 90 percent dilution in your share ownership of our company. However, your shares will become shares in a growing, profitable company that realizes net income from its operations, a development that should improve the market liquidity and value of your Common Stock.

                   BRIEF DESCRIPTION OF THE FIVE TRANSACTIONS

REORGANIZATION AGREEMENT TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, a Reorganization Agreement dated as of July 31, 2003 between our company and TS Electronics (China), a Delaware corporation with its principal offices in Tianjin, China; pursuant to which agreement, among other things, (i) all outstanding shares of common stock of our company will be consolidated, pro rata, into 600,000 shares, (ii) after such consolidation, 5,350,000 million shares of our common stock will be issued to the TS Electronics (China) shareholders in exchange for all the issued and outstanding shares of capital stock of TS Electronics (China), (iii) the business of our company will then become the business of TS Electronics (China) in China, and (iv) our company's present rubber business and assets, 50,000 shares of post-consolidation Common Stock plus 100,000 Common Stock Purchase Warrants exercisable for one year at $1.25 a warrant will be sold to the Boyds in exchange for their releasing, paying, or obtaining the cancellation of, approximately $1,054,427 of debt of our company owed to the Boyds and others. For a more complete description of the terms of the Reorganization Agreement Transaction, see - "The Reorganization Agreement Transaction."

STOCK CONSOLIDATION TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, a Transaction to authorize the consolidation of all the presently outstanding shares of common stock of our company into 600,000 shares (the "Stock Consolidation Transaction"). For a more complete description of the terms of the Stock Consolidation Transaction, see - "The Stock Consolidation Transaction."

STOCK ISSUANCE TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, a Transaction to authorize the issuance of 5,350,000 million shares of Common Stock to the TS Electronics (China)'s shareholders pursuant to the Reorganization Agreement (the "Stock Issuance Transaction"). For a more complete description of the terms of the Stock Issuance Transaction, see - "The Stock Issuance Transaction."

NAME CHANGE TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, the adoption of an amendment to our company's Certificate of Incorporation to change the name of our company from "Softstone, Inc." to "TS Electronics, Inc." For a more complete description of the terms of the Name Change Transaction, see - "The Name Change Transaction."

SALE OF ASSETS TRANSACTION. The Board of Directors of our company has recommended that our stockholders approve, and a majority of the shareholders have approved, the Transaction - which is part of the Reorganization Agreement Transaction - that our company sell to the Boyds our company's rubber business and all our company's assets, 50,000 shares of post-consolidation Common Stock plus 100,000 Common Stock Purchase Warrants exercisable for one year at $1.25 a warrant in exchange for the Boyds's releasing, paying or obtaining the release of approximately $1,054,427 in debt owed by our company to the Boyds and others. For a more complete description of the terms of the Sale of Assets Transaction, see - "The Sale of Assets Transaction."

                            LACK OF APPRAISAL RIGHTS

     Delaware law and our certificate of incorporation do not provide appraisal rights to stockholders that dissent from the transactions described herein.

                                THE TRANSACTIONS

                            REORGANIZATION AGREEMENT

PRINCIPAL  PARTIES  TO  THE  TRANSACTIONS

          The  principal  parties  to  the  transactions  described  below  are:

          The  acquiring  company:

          Softstone,  Inc.  (now  named  "TS  Electronics,  Inc.)
          111  Hilltop  Lane
          Pottsboro,  TX  75076
          Telephone:  (903)  786-9618

          The  company  to  be  acquired:

          TS  Electronics  (China)  Corp.
          C/o  ShenDing  Electronics,  Inc.
          XinMao  Technology  Park,  D1,  Suite  5C-D
          Tianjin,  China
          Telephone:  011-86-22-83710114-

The  persons  to  whom  control  of  our  company  shall  pass:

          Jingyi  Wang
          XinMao  Technology  Park,  D1,  Suite  5C-D
          Tianjin,  China

          JianZhong  Wang
          XinMao  Technology  Park,  D1,  Suite  5C-D
          Tianjin,  China

The  persons  who  shall  purchase  our  rubber  business  and  related  assets:

          Gene  F.  Boyd
          712  Franklin  Court
          Ardmore,  OK   73401

          Keith  P.  Boyd
          111  Hilltop  Lane
          Pottsboro,  TX  75076

          Betty  Sue  Boyd
          712  Franklin  Court
          Ardmore,  OK   73401

                         BACKGROUND OF THE TRANSACTIONS

     During the period from mid-July 2003 until the signing of the Reorganization Agreement on July 31, 2003, our company's board of directors and the directors of TS Electronics (China) were involved in discussions that culminated in a proposal for our company to do the following:

   - Sell 89-percent control of our company, through its issuance of shares of our company's Common Stock to the two shareholders of TS Electronics (China), in exchange for all the capital stock of TS Electronics (China). TS Electronics (China) is a Delaware corporation, whose principal asset is its wholly-owned subsidiary, Tianjin ShenDing Electronics Technology Co., Ltd., a Tianjin, China-based private company. TS Electronics (China)


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

     manufactures and markets (1) wireless transmission tower backup batteries for the rapidly growing wireless communications industry in China and (2) equipment that substantially reduces the loss in the transmission of electricity, a product that not only conserves energy but greatly reduces electricity cost to electricity end users.

   - Sell to the Boyds our company's rubber business and related assets - the total value of which is carried on our books at $341,879 but 90 percent of which is equipment that is unproductive and has been in storage for several months - plus 50,000 shares of common stock and 100,000 common stock purchase warrants exercisable for one year at $1.25 a warrant-share in exchange for the Boyds's releasing, paying or obtaining the release of approximately $1,054,427 in debt owed by our company to the Boyds and others.

     The above Transactions would effectively cause our company to abandon its efforts with regard to its rubber business, which efforts have not been successful. The new business of our company would be the business of TS Electronics (China), and control of our Company would pass to the management of TS Electronics (China).

                    REASONS FOR ENGAGING IN THE TRANSACTIONS

     Our directors considered the facts that our company has never had a profitable quarter, is insolvent, and faces liquidation or receivership this year if it remains in the rubber business.

     Our directors also considered the impressive growth of TS Electronics (China). TS Electronics (China) has 129 full-time employees as of May 1, 2003. Its assets at March 31, 2003 were $992,664 against liabilities of $378,355. It had sales for the twelve-month period ended March 31, 2003 of $870,444 - an 8-fold increase from sales of $97,132 for the preceding twelve-month period. It had net income of $349,649 for the twelve-month period ended March 31, 2003 - a 12-fold increase from net profits of $26,614 for the preceding twelve-month period. It dominates its market in the third largest city in China and has solidified its position in that region as a supplier of certain equipment used in the rapidly growing wireless communications industry in China. It has ambitious growth plans, plans that can best be achieved if it is a public company with its stock trading in the United States.

                            REORGANIZATION AGREEMENT

                                    GENERAL
                                     -------

     The Reorganization Agreement that our company and TS Electronics (China), entered into contemplates two transactions:

     The Softstone-TS Electronics Reorganization Transaction. Our company shall acquire all the capital stock of TS Electronics (China) on the following basis:

   -  Our  company  shall  be  the  surviving  corporation;

   - Our company, before acquiring all the capital stock of TS Electronics (China), shall consolidate to 600,000 shares, on a pro rata basis, all of its outstanding common stock ( each 21.8045 shares outstanding on August 14, 2003 shall be consolidated into one share with fractional shares being rounded up or down to the nearest whole number);

   - We  shall  then  issue  5,350,000  shares  of   our  common  stock  to  the
     shareholders of TS Electronics (China), pro rata, in exchange for all the capital stock of TS Electronics (China);

   - The officers and directors of TS Electronics (China) at the time of the reorganization shall become the officers and directors of our company; and

   - Softstone  will  change  its  name  to  TS  Electronics,  Inc.

     The Boyds-Softstone transaction. Our company shall sell to the Boyds its rubber business and all related assets, 50,000 shares of post-consolidation stock plus100,000 Common Stock Purchase Warrants exercisable for one year at $1.25 a warrant in exchange for the Boyds's releasing, paying or obtaining the release of approximately $1,054,427 in debt owed by our company to the Boyds and others.

            NET EFFECT OF THE REORGANIZATION AGREEMENT TRANSACTIONS

     The net effect of the consummation of the Reorganization Agreement Transactions would be as follows:

   - The current rubber business of our Company will be transferred to an entity wholly owned by the Boyds.

   - The new business of our Company will be the business currently conducted by TS Electronics (China).

   - The Boyds's ownership of our company's Common Stock will have been reduced from 50 percent to approximately five percent. The control of our company will pass to the present shareholders of TS Electronics (China).

   - Our company's debt owed to creditors other than the Boyds will have been released or paid by the Boyds. Our company's debt to the Boyds will have been cancelled. Our company will have no liabilities.

   - Our company's management will be replaced by the present management of TS Electronics (China).

   - The  historical  financial  statements  of our  company will be those of TS


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

     Electronics (China), not our company. The transaction will be accounted for as a recapitalization of our company.

   - For Federal income tax purposes, the Reorganization Transaction will be tax-free to our shareholders and to the two shareholders of TS Electronics (China) pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code. There will be no income tax consequences to the stockholders of our company other than a change in the per-share tax basis of their shareholdings after giving effect to the stock consolidation. Our company will realize ordinary income to the extent that the Boyds cancel debt of TS Electronics owed to them and obtain releases of other debt of our company.

   - There are no c hanges in the rights of our stockholders as a result of the transaction.

-     Our  company  will  be  renamed  "TS  Electronics,  Inc."

         CONDITIONS TO THE CONSUMMATION OF THE REORGANIZATION AGREEMENT

     CONDITIONS TO THE CLOSING BY OUR COMPANY. The obligation of our company to consummate the transactions contemplated by the Reorganization Agreement is subject to the satisfaction, or waiver by our company, of certain conditions including the following:

     (i) The representations and warranties made by TS Electronics (China) under the Reorganization Agreement must be true and correct as of the date of the Reorganization Agreement and as of the Closing Date with the same force and effect as if they had been made on the Closing Date;

    (ii) All covenants, agreements and conditions contained in the Reorganization Agreement must be performed or complied with by TS Electronics (China) on or prior to the Closing Date in all material respects; and

   (iii) Our   company   must  have   obtained  stockholder   approval  of  the
         Transactions,  which  approval  has  been  obtained.

The Boyds, who own 50 percent of the outstanding voting stock of our company, withheld their consent to the five transactions until our company had first obtained the written consent to the transactions from holders of a majority of the other outstanding shares of the company.

     CONDITIONS TO THE CLOSING BY TS ELECTRONICS (CHINA). The obligation of TS Electronics (China) to consummate the transactions contemplated by the
Reorganization  Agreement  is  subject  to  the  satisfaction,  or  waiver by TS

Electronics  (China),  of  certain  conditions  including  the  following:

     (i) The representations and warranties made by our company under the Reorganization Agreement must be true and correct as of the date of the Reorganization Agreement and as of the Closing Date with the same force and effect as if they had been made on the Closing Date; and

    (ii) All covenants, agreements and conditions contained in the Reorganization Agreement must be performed or complied with by our company on or prior to the Closing Date in all material respects; and

   (iii) Prior to the Closing, our company shall not have suffered any material adverse change.

                  REPRESENTATIONS AND COVENANTS OF THE PARTIES

     COMPANY REPRESENTATIONS AND COVENANTS. Under the terms of the Reorganization Agreement, our company has made numerous representations and agreed to abide by several affirmative covenants, among which are the following:

     (i) The financial statements of our company, which are attached hereto as Annex I, present fairly the financial condition and results of operations of our company in accordance with generally accepted accounting practices;

    (ii) All material liabilities of our company, contingent or matured, are revealed in the financial statements or as a separate exhibit;

   (iii) Our company has filed, or will file prior to the Closing, all tax returns required to be filed by any taxing authority and has paid or accrued all taxes required to be paid; and

    (iv) We have not made any material misstatements of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation set forth in the Reorganization Agreement.

     TS ELECTRONICS (CHINA)'S REPRESENTATIONS AND COVENANTS. Under the terms of the Reorganization Agreement, TS Electronics (China) has made numerous representations and agreed to abide by several affirmative covenants, among which are the following:

     (i) The financial statements of TS Electronics(China), which are attached hereto as Annex II, present fairly the financial condition and results of operations of TS Electronics (China) in accordance with generally accepted accounting practices;

    (ii) All material liabilities of TS Electronics(China), contingent or matured, are revealed either in the financial statements or in Exhibit
          4.10  attached  to  the  Reorganization  Agreement.

    iii) TS Electronics (China) has filed, or will file prior to the Closing, all tax returns required to be filed by any taxing authority and has paid or accrued all taxes required to be paid; and

    (iv) TS Electronics (China) has not made any material misstatements of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation set forth in the Reorganization Agreement.

                             APPROVALS AND CONSENTS

     Other than the approval of our company's stockholders of the transactions, the transactions contemplated by the Reorganization Agreement do not require the approval or consent of third parties, including governmental entities, in order for the parties to perform their obligations under the Reorganization Agreement. Our company is of the opinion that no consents are required.

                      OTHER REPRESENTATIONS AND WARRANTIES

     The Reorganization Agreement contains customary representations and warranties of our company and of TS Electronics (China) relating to, among other things, (i) organization, good standing, qualification to do business and other corporate matters; (ii) the authorization, execution, delivery and enforceability of the Reorganization Agreement; (iii) the status of the shares of Common Stock of our company and of TS Electronics (China) to be delivered;
(iv) the status of certain financial statements referenced in the Reorganization Agreement; (v) the absence of certain changes or events since the date of the balance sheet referenced in the Reorganization Agreement; (vi) the status of our company's contracts and commitments; (vii) the absence of certain litigation;
(viii) the employees and employee benefit programs of our company; (ix) required consents and approvals; (x) compliance with laws; (xi) the title of each of our company and TS Electronics (China) to its property and assets; (xii) tax matters; and (xiii) related party transactions, including indebtedness to officers and directors.

                                CHANGE OF CONTROL

     The 5,350,000 shares of Common Stock to be issued to the shareholders of TS Electronics (China) pursuant to the Reorganization Agreement will represent, in the aggregate, 89 percent of all shares then outstanding, after considering the effect of consolidating to 600,000 the number of shares of our company outstanding prior to the issuance of such 5,350,000 shares. As a result, following the consummation of the transactions contemplated by the Reorganization Agreement, the number of shares that will be controlled by the present two shareholders of TS Electronics (China) will enable them, acting in concert, to effectively control the outcome of any matter presented to the stockholders, including the election of all of the members of our board of directors.

                    INFORMATION WITH RESPECT TO OUR COMPANY

Business  Development

     Our company was incorporated as "Softstone, Inc." on January 28, 1999, pursuant to the provisions of the General Corporation Act of the State of Delaware. On May 31, 1999, we merged with Soft Stone Building Products, Inc., an Oklahoma corporation that was a predecessor to our company's business. Our initial business operations were conducted at 620 Dallas Drive, Denton, Texas 76205. On February 1, 2000, we moved our offices and facilities to Ardmore, Oklahoma. In June 2002 we moved our production facilities into storage and moved our office facilities to 111 Hilltop Lane, Pottsboro, Texas 75076, which is our present address. On August 13, 2003 we changed our name to "TS Electronics, Inc."

Description  of  Business

     Our focus initially was solely on realizing the commercial benefits of a process developed for this purpose and patented by our first president, Frederick Parker. Because we have this process, we have a contract with Michelin North America's Ardmore tire manufacturing facility that pays us to take its waste tires.

     Our primary focus later shifted to the commercial possibilities of a superior, newly discovered devulcanization process to which we acquired a 5.5-year exclusive license for the Western Hemisphere and to the brokering of crumb rubber manufactured by other companies.

     Devulcanization  -  The  Levgum  Process

     This process - called the Levgum Process after the name of the company of scientists and engineers in Israel that developed and patented the process - breaks down the sulfur links across polymer chains in vulcanized rubber. It allows the rubber to be used again.

     There are other devulcanization techniques. But, we believe ours is better, cheaper and eco-friendlier than all others.

     Before we agreed to pay $250,000 for our exclusive license, we took the Levgum devulcanized rubber product to the Akron Rubber Development Laboratory in Akron, Ohio for testing and for comparison with virgin rubber and with the best devulcanized rubber produced by other techniques. The laboratory results:

   -  Levgum  devulcanized  rubber  retains   80  percent  o f  virgin  rubber's
      properties, making it most useful. Other techniques retain 40 percent at best.

   - Levgum's devulcanized rubber can be produced at significantly less cost than can other devulcanization technologies or than the cost of virgin rubber.

   - We use conventional machines operating at room temperatures. Competing technologies employ lengthy operations involving grinding, chemical, heating and mechanical processes.

   - The Levgum devulcanization process is non-toxic and eco-friendly. Other technologies are not.

     We have not proposed to build devulcanization plants. Instead, it has been our intention to sub-contract the initial manufacturing of the devulcanized rubber, sell sub-licenses to other companies, and offer our assistance with the marketing of the devulcanized rubber for a commission. We have not been successful in realizing our intentions.

     We need $50,000 in capital to fund our manufacture of a fully automated tire de-beader, which we propose to then manufacture for sale to the industry, to pursue opportunities to sublicense the Levgum devulcanization technology, and to market crumb rubber produced by us or other manufacturers. We have not identified the source of these funds.

Conversion  of  Waste  Tires  Into  Useful  Products

     There is a worldwide need for a method to convert whole waste tires into useful products with no waste as a byproduct and with favorable economic results. New tire manufacturers in the U.S. are required to dispose of their manufacturing rejects without creating an unsightly mess or adding to ecological problems. Government agencies at all levels tend to cooperate with any company having a reasonable means of disposing of the approximately seven million tires each year that are discarded as rejects or as worn-out tires. Virtually every state has a program whereby it pays a fee per tire to qualified companies that dispose of used tires.

     Our past president, Frederick Parker, is a co-inventor of a patented process Softstone uses to convert waste tires into useful products. The Parker I System machine was constructed in Ardmore, Oklahoma as a proof-of-concept prototype. With subtle adjustments recently made, this machine became a production model that ingests whole tires at one end of the machine and ejects rubber modules at the other end with virtually no waste or contaminants. The rubber modules are virtually indestructible and have been tested for use as a playground covering, pathways, walking trails, horse barn stalls and other uses.

     The Parker I System machine can make a variety of products by using different molds. Our most popular product is a two-foot by four-foot module approximately two inches thick that interlocks with adjacent modules for walk ways and driveways. However, the size and thickness of the modules can be adjusted for use as highway cone holders, crash barriers, guardrails, bridge and road impact pads and as a substitute for asphalt in several key applications.

     Approximately  80 to 85 percent of the modules' composition is comprised of
wire-free   tire  chips.  The  balance  is  comprised  of  readily  available polyurethane  binders  and  other  substances.

     We have raised and spent approximately $1.5 million since inception on developing our patented process and on designing and constructing our Parker System I proof-of-concept machine in Joshua, Texas. The Parker System I is highly automated. Whole tires are inserted into a shredder, reduced to chip rubber, blended with a specially prepared binder element, placed into a custom mold and then pressed into place and locked. These molds are then moved on a conveyor belt through a heated oven where the product cures and comes out the other end as a rubber-molded product ready for sale. We believe there is no more efficient or economical method of processing tires into finished products than our process.

     We need to refurbish our tire shredder and to purchase equipment that produces wire-free chips from the shredded tires. Our modules have withstood a 300,000-pound deformation test and immediately rebounded; yet, the product has qualified for installation on children's playgrounds. The product is ready to be installed immediately after it is made. There is no curing time necessary. The product is relatively light but does not break, crack or tear.

     We believe that the primary markets for our products are paving applications where concrete and asphalt now dominate, such as sidewalks, driveways and trails. Concrete and asphalt have significant drawbacks compared to Softstone-based products. Concrete and asphalt crack and heave due to soil and weather conditions. They often must be replaced after a few years of use. Softstone's rubber modules, however, will not crack because of weather's cold or melt because of its heat. If there is a soil heaving condition, our product can be lifted and relaid when the ground condition is corrected.

Distribution  Methods

     We have several interested parties in distributing our products; provided, however, that we first refurbish our tire shredder and install equipment that produces wire-free chips from the shredded tires in order that we can sell our products at commercially attractive prices. Our strategy has been to market our rubber products primarily and directly to construction companies, home builders, landscape architects, golf course designers, road and path construction companies and municipalities.

Competitive  Business  Conditions

     Many firms make molded rubber products, including some for patio, horse trailer and barn applications. It is our observation and belief that our products are superior to all others in economics and durability.

     Should we ever obtain the capital to buy and install equipment that will reduce tires to wire-free tire chips, we believe we would commence to realize the potential from our molding operations. We estimate that we would be able to achieve gross revenue of more than $2 million a year from our single "prototype-production" assembly line, with a gross margin of better than 60 percent. Should we add a second assembly line, we estimate that our gross margin would increase to better than 70 percent. We doubt that our competition could compete with such efficiency. To the best of our knowledge and belief, no other company takes a whole tire and reduces it to a useable retail product in a single, continuous process with no waste or by-product.

Sources  and  Availability  of  Raw  Materials;  Names  of  Principal  Suppliers

     There is virtually an endless supply of waste tires. Many sources will pay us to take the tires off their hands. Michelin pays us $0.77 to $0.85 a tire and states that it would like to do this at every one of its eighteen U.S. tire manufacturing facilities.

     We use pure MDI-based RoyalBond binders from Uniroyal Chemical. MDI - methylene diphenyl diisocyanate - in its pure form provides superior adhesion between rubber particles and the surrounding polymer and improves properties such as flex-life, elongation and long-term weatherability.

Dependence  on  Major  Customers  or  Suppliers

     While our present source of supply of tires is reject tires from the Michelin tire manufacturing facility in Ardmore, Oklahoma, and our source of binder is MDI-based RoyalBond binder from Uniroyal Chemical, we are not dependent on either of these for their products. There are ample supplies of used tires - more than we can use - within the Oklahoma City and Dallas, Texas areas, both of which are less than two hours driving distance from our offices in Pottsboro, Texas on the Texas-Oklahoma border. As for binders, MDI-based binders are readily available from other sources.

     We are still in the development stage as far as sales are concerned and are not dependent on any major customers. However, our lack of significant sales is due to our need for a wire-free chip producing grinder.

Patents,  Trademarks  and  Licenses

     The inventors of our patented Parker One System, one of whom is Frederick Parker, our past president, have assigned the patent to Softstone with no retained royalty.

     We have a 5.5-year exclusive license to the Levgum devulcanization technology for the Western Hemisphere.

Government  Approval  of  Principal  Products  or  Services

     We are not required to obtain the approval of our products by any governmental agency. Our operations, however, are subject to a number of governmental regulations.

Government  Regulations

     Our operations are subject to regulation by various federal, state and local governmental entities and enactments, which include environmental laws and workplace regulations, including the Occupational Safety and Health Act, the Fair Labor Standards Act, the Clean Air Act, the Clean Water Act and other laws and regulations regarding health, safety, sanitation, environmental issues, building codes and fire codes. We believe that our current compliance programs adequately address such concerns and that we will be in substantial compliance with such laws and regulations. Our failure to comply with such laws and regulations could result in serious sanctions and penalties that could materially and adversely affect our business.

Research  and  Development

     We spent approximately $650,000 over the last two years in research and development activities with regard to the development of our products. None of the cost of these activities was borne directly by our customers.

Environmental  Laws

     We must comply with the environmental regulations of the Environmental Protection Agency and the equivalent Oklahoma and Texas agencies charged with environmental protection. This consists, primarily, in complying with regulations regarding the disposal of waste products. Such compliance requires no significant outlay of capital by us and only minimum costs. We produce no hazardous waste as most of our competitors do.

Seasonality

     There  is  no  seasonal  aspect  to  our  business.

Employees

     We  have  one  full-time  employee  and  no  part-time  employees.

Exclusive  License  With  Levgum,  Ltd.

     On March 15, 2002 we executed an agreement with Levgum, Ltd. of Tel Aviv, Israel. Levgum owns patents pertaining to certain technology for the devulcanization of rubber tires. We are convinced that this is the best devulcanization technology in the world and that it is commercially viable, as compared to other devulcanization technologies that work but cost more to apply per pound of rubber produced than the cost of virgin rubber.

     Levgum shipped to us ten kilograms of its devulcanized rubber for us to perform laboratory trials on. The trials were most satisfactory. We then acquired the exclusive rights to Levgum's technology for the Western Hemisphere, including the right to sublicense the technology in this geographic area.

     We paid $250,000 to Levgum for these exclusive rights for a 5.5 year period and for a ten percent equity interest in Levgum. To retain the exclusive rights, we will have to remit royalties to Levgum as follows:

          First  18  months:               $   200,000
          Next   12  months:                 1,000,000
          Next   12  months:                 2,000,000
          Next   12  months:                 3,000,000
          Next   12  months:                 5,000,000

     The royalties will consist of $30 for each ton of devulcanized rubber produced in the Western Hemisphere using Levgum's devulcanization technology.

Reports  to  Security  Holders

     We file reports with the Securities and Exchange Commission. These reports are annual 10-KSB, quarterly 10-QSB, and periodic 8-K reports. We also intend to furnish stockholders with annual reports containing financial statements audited by independent public or certified accountants and such other periodic reports as we may deem appropriate or as required by law. The public may read and copy any materials we file with the SEC at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We are an electronic filer, and the SEC maintains an Internet Web site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The address of such site is http://www.sec.gov.

                            DESCRIPTION OF PROPERTY

     We neither own nor lease any office or manufacturing space. Our office space is provided rent free in Pottsboro, Texas by our president. We no longer have any space for manufacturing, and all of our tire processing equipment has been placed into storage, rent free, at a facility owned by one of our shareholders.

                                LEGAL PROCEEDINGS

     Neither our company nor any of our property is a party to, or the subject of, any material pending legal proceedings other than ordinary, routine litigation incidental to our business.

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     There have been no matters submitted to a vote of our stockholders during the last fiscal year or during the subsequent period to the filing of this report.

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

     Our common stock was admitted to trading on the OTC Bulletin Board on April 17, 2002. Its stock symbol initially was "SOFS." On August 15, 2003 the symbol was changed to "TSET". The following table shows the quarterly high and low prices of the stock since it was admitted to trading through June 30, 2003, which was before the stock symbol change. The prices reflect inter-dealer quotations without mark-up, mark-down or commissions and may not represent actual transactions.

                                      High               Low
                                      ----               ---
          Calendar  2002:
               2nd  Qtr               0.51               0.11
               3rd  Qtr               0.25               0.06
               4th  Qtr               0.17               0.05

          Calendar  2003:
               1st  Qtr               0.1                0.1
               2nd  Qtr               0.1                0.05

     There are approximately 175 holders of record of our company's common stock.

     Our company has declared no dividends on our common stock. There are no restrictions that would or are likely to limit the ability of our company to pay dividends on its common stock, but we have no plans to pay dividends in the foreseeable future and intend to use earnings for the expansion of our business.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

     The following discussion and analysis should be read in conjunction with the financial statements and the accompanying notes thereto and is qualified in its entirety by the foregoing and by more detailed financial information appearing elsewhere. See "Financial Statements."

Results  of  operations,  Fiscal  Years  2002  and  2001

     The following table presents, as a percentage of sales, certain selected financial data for each of fiscal years ended June 30, 2002 and June 30, 2001:

                                                         Fiscal Year Ended
                                                     ------------
                                                     06-30-2002     06-30-2001
                                                     ----------     ----------
Sales                                                    100%           100%
Operating expenses                                     2,007%         1,335%
                                                      ------         ------
Income from operations                                (1,907)%       (1,235)%

Other expenses                                        (1,038)%           88%
                                                      ------         ------

Net income (loss)                                     (2,945)%       (1,322)%
Net loss per share                                    $(0.18)        $(0.06)

     Sales

     Sales of $37,490 for fiscal year 2002 increased by $7,403, or 25 percent over sales of $30,087 in fiscal 2001. The increase is due primarily to an order from the City of Ardmore for an installation at Douglas Park.

     Operating  expenses

     Operating expenses increased from $401,548 in fiscal 2001 to $752,324 in fiscal 2002, or 87 percent. This 87 percent increase is attributed primarily to the purchase of, and research conducted prior to, the purchase of the Levgum Devulcanization Technology.

     Net  income  (loss)

     Our net loss of $397,809 in fiscal 2001 plummeted to a net loss of $1,104,133 in fiscal 2002. This increase is attributed to the company's purchasing the rights to a foreign patent for $250,000, which purchase had to be expensed as the patent has not been appraised, the compensation of individuals with stock and the cost associated with the reorganization of the company to alleviate overhead. We have temporarily stored our production equipment until we obtain a needed tire shredder, in order to conserve money.

     Balance  sheet  items

     Current assets of $3,836 on June 30, 2002, compares unfavorably with current liabilities of $673,467 at that time, an unfavorable current ratio of ..006.

     Liquidity  and  Capital  Resources

     During the fiscal year ended June 30, 2001, we financed our net loss of $397,809 primarily through -

-     sales  of  common  stock  for  $164,640  in  cash,

- the issuance of $92,743 worth of common stock for services, equipment and a patent, and
-     loans  amounting  to $250,941 from an officer and director of the company.

       During the fiscal year ended June 30, 2002, we financed our net loss of $1,104,133 primarily through -

-     sales  of  common  stock  for  $254,520  in  cash,
-     loans  of  $287,263,
-     the  issuance of $346,537 worth of common stock for services and interest,
-     depreciation  and  amortization  of  $83,307,
-     $125,000  loss  on  an  investment,  and
-     a  $214,444  loss  on  the  impairment  of  assets.

          Results of Operations - First Nine Months of Fiscal Year 2003 Compared
          ----------------------------------------------------------------------
          to  First  Nine  Months  of  Fiscal  Year  2002
          -----------------------------------------------

     We had sales of $95,354 in the first nine months of FY 2003 (March 31, 2003) compared to sales of $36,120 in the first nine months of FY 2002 (March 31, 2002). The increase in sales is due to progress in the areas of brokering crumb rubber manufactured by other companies. However, until our company should
(i) increase its volume of sales of specified crumb rubber or (ii) expand the Levgum devulcanized technology throughout the Western Hemisphere, it is unable to operate profitably.

     Our general, selling and administrative expenses - which have been devoted to raising capital, brokering specified crumb rubber, expanding our rights to the Levgum Devulcanization Technology and acquiring a public market for our common stock - were $111,722 in the first nine months of FY 2003 as compared with $630,545 in the first nine months of FY 2002.

     We had a net loss of $185,722, or $0.03 a share, in the first nine months of FY 2003 as compared with a net loss of $629,684, or $0.10 a share, in the first nine months of FY 2002.

     We covered our $185,722 loss in the first nine months of FY 2003 by loans of $40,100, an increase of accrued expenses of $37,049, proceeds of $32,576 from the sale of assets, and the sale of $38,750 in stock in private placements. Additionally, some $51,466 of the loss was attributable to a non-cash line item, depreciation and amortization.

                                    OUTLOOK

     We have been unable to raise funds for the renovation of our tire shredder and the purchase of equipment that produces wire-free chips from shredded tires. We were able, however, to raise $250,000 from the Boyds to acquire the exclusive license from Levgum for the Western Hemisphere rights to its devulcanization technology. We shifted our business emphasis to exploiting such license and to brokering the sale of crumb rubber manufactured by other manufacturers. We have not been able to achieve any significant success and have determined that it is in the best interests of our shareholders to reorganize our company in accordance with the reorganization agreement described herein.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

     On September 5, 2002 Hogan & Slovacek of Oklahoma City and Tulsa, the principal independent accountants of Softstone Inc., resigned. Hogan & Slovacek had been engaged as Softstone's principal independent accountants since August 22, 2001, when it replaced Grant Thornton LLP as Softstone's principal independent accountants. See Softstone's Form 8-K filed with the Commission on August 27, 2001 (Commission File No. 000-29523).

     The report of Hogan & Slovacek on the financial statements of Softstone for its fiscal year ended June 30, 2001 contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern for the fiscal year ended June 30, 2001, were not otherwise modified as to uncertainty, audit scope, or accounting principles during the period of its engagement (August 22, 2001 to September 5, 2002) or the interim period to September 5, 2002, the date of resignation. Similarly, the reports of Grant Thornton on the financial statements of Softstone contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern for each of the fiscal years ended June 30, 2000 and 1999, were not modified as to uncertainty, audit scope, or accounting principles during such past two years or the interim period to August 21, 2001, the date of resignation.

     During the past two years or interim periods prior to September 5, 2002, there were no disagreements between Softstone and either Grant Thornton or Hogan & Slovacek, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's or Hogan & Slovacek's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On September 5, 2002, Softstone engaged Kabani & Company, Inc. of Fountain Valley, California as its new principal accountant to audit its consolidated financial statements.

     The decision to change accountants was recommended and approved by the board of directors.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     A list of our current officers, directors and significant employees appears below. The directors are elected annually by the shareholders. The officers serve at the pleasure of the board of directors. The directors do not presently receive fees or other remuneration for their services.

                                                   Office Held     Term of
     Person                  Office                Since           Office

Keith P. Boyd, 29            President             2001            October 2003
                             Director              2001            October 2003


                                       21

Frederick W. Parker, 68      Director              1999            October 2003

Gene F. Boyd, 65             Secretary             1999            October 2003
                             Chairman of the
                               Board of Directors  1999            October 2003

Leo Templer, 73              Director              2002            October 2003

     Keith P. Boyd. Mr. Boyd has spent most of his adult life assisting his father, Gene Boyd, with the family interests, Meinecke-Boyd, Inc., located near Ardmore, Oklahoma. After a year in college, he joined the U.S. Navy and ended his naval career as a petty officer - machinist mate 3rd class - aboard the USS Chicago, SSN 721, a nuclear-powered, fast-attack submarine. In late 1998, Mr. Boyd raised the first investor capital for Softstone. He has considerable mechanical skills and abilities and assisted with the design and fabrication of Softstone's Parker System machine. He formulated Softstone's sales and marketing effort and has been responsible to date for all of its sales. In June 2001 he was elected president and CEO of Softstone, Inc. (the company's third) and then merged the company with a 12G reporting shell, making Softstone an SEC-reporting public corporation. Mr. Boyd negotiated our contract with Levgum, Ltd., of Israel and restructured the company to incorporate the devulcanization technology. Keith Boyd has initiated the beginnings of a global market strategy through his research of product applications as well as market entries. He devotes 100 percent of his time to the affairs of our company.

     Frederick W. Parker. Mr. Parker attended the University of Southern California and the University of Wyoming. From December 1969 to May 1980 he was employed as an executive and wholesaler of drilling fund securities of Canadian American Securities, a subsidiary of American Quasar Petroleum. From May 1980 to June 1982 he founded and operated ENEX Securities and the ENEX Income Funds. From 1982 to November 1984 he owned and operated Parker Energy Funding, a coal methane gas company. From 1986 to 1987 he was a consultant to several oil and gas production companies regarding deep well injection of hazardous oil field waste. From June 1987 to October 1990 he was the executive vice president of Princeton Clearwater Corporation. From 1990 to 1999 he operated the consulting firm of Donner-Gray, primarily regarding oil and gas and real estate activities. From May 1996 to September 1998 he was the director of marketing of VE Enterprises, a manufacturing concern. From October 1998 until June 1999 when it was merged with Softstone, Inc., he was the president and owner of Softstone International LLC, which owned the patented technology for the manufacture of rubber modules, which patent was assigned to Softstone, Inc. Upon the incorporation of Softstone, Inc. on January 28, 1999, he became its president and a director. He is still a director but resigned his position as president in May 2001.

     Gene F. Boyd. Mr. Boyd , a 1960 graduate of Texas Tech, has been the president of Meinecke-Boyd, Inc., an Oklahoma ranching and investment corporation, since January 1979. As the operator of a 3600-acre Simmental cattle ranch at Tishomingo, Oklahoma, Mr. Boyd practiced (and preached) holistic resource management, which included rotational grazing to enhance the natural recycling of soil and grasses. He also served as vice-president of the Oklahoma Simmental Association and as a board member of soil and water conservation districts. Intrigued by the potential and the need for recycled rubber products, Mr. Boyd and his wife moved to Ardmore, Oklahoma after 26 years on the ranch, so that he could be a full-time participant in the start-up and development of Softstone, Inc. Upon the incorporation of Softstone, Inc., on January 28, 1999, Mr. Boyd became its secretary and its chairman of the board of directors, positions he still holds.

                             EXECUTIVE COMPENSATION

     No executive officer of the company has received total compensation in any of the last three years that exceeds $100,000. The table below sets forth all compensation awarded to, earned by, or paid to the presidents of the company during the last three fiscal years:

                                   Annual  Compensation                     Awards
                            ------------------------------  -------------------------------------
                                                                            Securities
                                                  Other                     Underlying
                   Fiscal         Annual        Restricted     Options/        LTIP
Name                Year     Salary    Bonus   Compensation  Stock Awards      SARS       Payouts
----               ------    -------   -----   ------------  ------------   ----------    -------
Keith  Boyd         2002     $36,000      0          0         $50,000           0            0
Keith Boyd          2001     $36,000      0          0         $20,000           0            0
Frederick  Parker   2001           0      0          0               0           0            0
Tom  Brewer         2000      20,833      0          0               0           0            0
Frederick  Parker   2000           0      0          0               0           0            0
Tom  Brewer         1999      18,750      0          0               0           0            0

Employment  Contracts

     We have no long-term compensation plans or employment agreements with any of our officers or directors.

     There are no employment contracts, compensatory plans or arrangements, including payments to be received from our company, with respect to any director or executive officer which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment, any change in control, or a change in the person's responsibilities following a change in control of our company.

Stock  Options

     There have been no stock options granted to the officers and directors of our company, nor have there been any other forms of compensation paid to the officers and directors of the company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the common stock of Softstone as of August 14, 2003 (before the one-for-each-21.8045 stock consolidation), by each officer and director of our company, by each individual who is known, as of the date of this filing, to be the beneficial owner of more than five percent of our common stock, its only voting security, and by the officers and directors as a group:

                                     Amount and
                                      Nature of         Percent
     Name and Address of             Beneficial            of
      Beneficial Owner                Ownership          Class       Office
     -------------------             -----------        --------     ------
Keith  P.  Boyd                       1,616,337           12.4      President
111 Hilltop Lane                                                    Director
Pottsboro, TX 75076

Frederick  W.  Parker                   775,419             5.9     Director
811  N.  Rockford  Place
Ardmore,  OK  73401

Gene  F.  Boyd                        4,363,566            33.4     Secretary
712  Franklin  Court                                                Director
Ardmore,  OK  73401

Betty  Sue  Boyd                        545,446             4.2
712  Franklin  Court
Ardmore,  OK  73401

Leo  G.  Templer                         77,225             0.6     Director
916  Stratford  Drive
Bedford,  TX  76021

Officers and Directors as a Group     2,112,865            52.3
(4  persons)

     No executive officer, director, person nominated to become a director, promoter or control person of our Company has been involved in legal proceedings during the last five years such as

-    bankruptcy,
-    criminal  proceedings  (excluding  traffic   violations   and  other  minor
     offenses),  or
- proceedings permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

     Nor has any such person been found by a court of competent jurisdiction in a civil action, or the Securities and Exchange Commission or the Commodity

Futures Trading Commission to have violated a federal or state securities or commodities law.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 29, 1999 Softstone acquired a license to the U.S. patent rights to the manufacturing process now employed in the company's plant in Joshua, Texas. The license was acquired from Softstone International LLC, an entity under the control of Frederick Parker, a co-inventor of the patented process and who was at that time the chief executive officer and a director of Softstone, Inc. The cost of the license was $100,000 and was financed by a promissory note due
December 31, 2000. Subsequently, on July 31, 2000 Softstone bought all rights to the patent through the issuance of 300,000 shares of common stock to Softstone International LLC, and the $100,000 promissory note was cancelled.

                        MANAGEMENT'S PLAN OF OPERATIONS

     The following discussion and analysis should be read in conjunction with the financial statements and the accompanying notes thereto. It is qualified in its entirety by the foregoing and by more detailed financial information appearing elsewhere.

     We have exhausted our cash reserves. Our liabilities exceed $1 million. Our assets consist primarily of unique equipment that has no known value other than its scrap value. The cost of preparing and filing with the Securities and Exchange Commission the periodic reports and audited financial statements required of a public company can no longer be paid by our company. For these reasons and the other reasons stated in this Information Statement, our management has concluded that the best and most prudent course of action for all shareholders is to approve the Reorganization Agreement with TS Electronics (China), sell the rubber assets and business to the Boyds in exchange for the cancellation or release of all debt and liabilities of our company, turn over control of our company to the owners of TS Electronics (China) and pursue the business of TS Electronics (China) rather than the rubber business that has never been adequately capitalized.

                      FINANCIAL STATEMENTS OF OUR COMPANY

       See Annex I attached hereto for the financial statements of our company.

               INFORMATION WITH RESPECT TO TS ELECTRONICS (CHINA)

Business  Development

     TS Electronics (China) was incorporated in the State of Delaware on July 31, 2002. It conducts it business through a wholly-owned subsidiary, Tianjin ShenDing Electronics Technology Co., Ltd. ("ShenDing Electronics"), which was incorporated in China in March, 2001 and has its principal offices at XinMao Technology Park, D1, Suite 5C-D, Tianjin, P.R. China.

Business

     TS Electronics (China), through its subsidiary in China, ShenDing Electronics Technology Co., Ltd., manufacturers and distributes electronic equipment for the wireless communications and utilities industries in China. Our company is headquartered in the city of Tianjin, one of the largest Chinese cities with a population exceeding 8 million. ShenDing has two main products - Reactive Power Compensation Power saving box ("RPCP Saving Box") and Uninterruptible Power Supply electronics equipment ("UPS").

RPCP  Saving  Box

     RPCP Saving Box is utilized during the transmission of electricity. Traditionally, when electricity is being transported via copper wires from a power plant to various destinations, there is a high percentage of loss of the electricity during such a transmission. TS Electronics (China)'s RPCP Saving Box can substantially increase power transmission efficiency at minimum cost while avoiding the shortfalls of alternative technologies.

     In 1998, the Chinese State Power Corporation, a state-owned enterprise reporting directly to the Central Government, initiated a "National Power Network Restructuring" (NPNR) project. Its purpose is to improve and update the Nation's electrical generation and transmission facilities in order to save energy, to make power transmission safer and more reliable, and to meet the Nation's rapidly growing power demands, particularly in rural areas. The situation has changed little. The current Power Factor (the percentage of generated electricity received after transmission) of the Chinese State Power Transmission Network is still as low as 30 to 50 percent or even lower in rural areas, and averages 15 to 20 percent elsewhere. TS Electronics (China)'s main product, its RPCP Saving Box, is designed and produced as an integral part of the NPNR project to meet the national mandate for efficient electricity transmission. TS has a strategic alliance with the Tianjin Electronic Power Corporation, a government agency that oversees the NPNR project in the Tianjin area.

     TS Electronics (China)'s RPCP saving box can be widely used in industrial enterprises, oil fields, residential areas, high rise buildings, construction areas, and low voltage power distribution networks in both cities and rural areas, playing a role of dynamic compensation for the reactive power needed by the electricity loads. The RPCP Saving Box optimizes power quality and expands the electricity transmission capacity.

     In particular, TS Electronics (China)'s RPCP Saving Box has the following benefits:

   - It improves the receiving power factor to over 95 percent (which is a 95% electricity transmission retention rate),

   - It  adjusts   terminal  voltage   and   eliminates   voltage   fluctuation,

   - It stabilizes the terminal voltage and improves the conformity rate of the voltages,

   - It  improves  the  unbalanced-properties,   three-phase  power transmission
     networks,  and

   - It optimizes the reactive power wave of the electric network by purifying the pollution of the electric network and improving the operating security of the electric network.

Such benefits are significant for the country of China, which stresses the importance of power conservation and transmission loss reduction from a power plant to end-users.

     UPS

     TS Electronics (China)'s second principal product is Power 2000 Uninterruptible Power Supply (UPS) electronic equipment utilized in the telecommunications industry. UPS is based on line-interactive technology to provide a back-up power supply for regional cellular transmission towers. UPS is specifically used in so-called Personal Access Systems (PAS), a relatively new regional cell phone solution in China. PAS is a relatively low-cost wireless service in limited geographical areas, such as cities or towns. Utilizing smaller transmission towers that can only effectively carry signals to the distance of 300 meters, a PAS sets up such towers all over a city or a town. Such towers, due to unstable power supply in certain regions, require reliable backup batteries to provide the power needed in case of a power outage. Nasdaq-listed UT Starcom (Nasdaq NM symbol UTSI) is a pioneer in China in the area of providing telecommunications equipment that makes PAS possible in China. "UT Starcom is capitalizing on a technology that many had dismissed as passe and is fashioning it as the most affordable wireless solution for the common man in China," says Alan Hellawell, head of Asian telecom research at Lehman Brothers in Hong King.

     China has the largest market for mobile telephones in the world, with 207 million users. To promote competition among the country's phone service providers, especially in the rapidly growing mobile phone sector, China grants the rights to provide nationwide cellular phone services to only two large companies, China Mobile (NYSE symbol: CHL) and China Unicom (NYSE symbol: CHU). China Telecom and other regional fixed line providers are prohibited from providing nationwide cellular services. However, such restrictions are limited to nationwide cellular phone services, not regional- or city-wide cellular phone services. Companies such as UT Starcom teamed up with China Telecom and started promoting regional cellular phone services that only cover the territories of a city or a town, the PAS system. Over half of the Chinese population lives in small and mid-sized cities, and most of the Chinese do not travel beyond their cities or towns. Especially in large cities, such PAS systems have proved to be efficient and cost-effective - their costs of service are about 25 percent of the cost of nationwide cellular phone services. PAS has been well accepted by most Chinese.

     TS Electronics (China)'s UPS equipment is generally fixed on each substation of a PAS communication network near a transmission tower and provides a backup battery support in case an electricity outage occurs.

Distribution  Methods

     TS Electronics (China) usually markets and promotes its products by participating in regional or national industry equipment exhibitions and product promotional conferences, such as the Annual National Electronic Equipment Exhibition and the Annual Telecommunication Equipment Exhibition.

     Another approach that TS Electronics (China) utilizes in establishing sales channels is by building close and reliable business relationships with various regional and city power supply companies, as these companies normally are owned or run by the government and play the important administrative role of regulating the local electricity industry.

     Tianjin Electric Power Corporation, a state-owned enterprise, has been a steady customer of TS Electronics (China).

Competition

     TS Electronics (China) is the major manufacturer of an RPCP Saving Box in Tianjin and occupies 90 percent of the present market in Tianjin, the third largest city in China.

     TS  Electronics  (China)  has,  through   ShenDing  Electronics,  built  up
excellent working relationships with the Tianjin Power Corporation. TS Electronics (China) believes that this has secured for itself an almost-monopoly position over its competitors in the Tianjin area.

     TS Electronics (China) is now proceeding to expand its market beyond the city of Tianjin. TS Electronics (China) perceives that it has several advantages over potential competitors:

   - There are approximately thirty RPCP saving box manufacturers in China. However, none of these competitors has produced products that are commercially available and mature enough to be widely utilized. The majority of these competitors are subsidiary research labs of universities or research institutes.

   - TS Electronics (China) continues to develop new technologies to improve its existing products.

   - TS  Electronics  (China)  has   an  established  name brand, an established
     customer  base,  and  good  product  quality  control.

   - As for the UPS market, there are about a dozen competitors in China, but only a few of them are the main suppliers of PAS. TS Electronics (China) markets its UPS products through its own distribution channels. TS Electronics (China) has rapidly gained market share since its initial production in March 2002. In general, TS Electronics (China) has relatively advanced technology due to sustained research and development and has low costs and expenses because of its good management.

Sources  and  Availability  of  Raw  Materials

     There are numerous suppliers of raw materials TS Electronics (China) can choose from to satisfy its production requirement.

Dependence  on  Major  Clients

     TS Electronics (China) relies on its strategic alliance with Tianjin Electric Power Corporation and several other regional power companies for repeated business.

Patents,  Trademarks  and  Licenses

     TS Electronics (China), through its subsidiary company Tianjin ShenDing Electronics Technology Co., Ltd. has various trademarks and licenses. It is also in the process of applying for several patents in China related to the RPCP Savings Box.

Governmental  Approval  of  Principal  Products

     TS Electronics (China) does not need any special governmental approval other than the customary business licenses to be able to sell its principal products.

Governmental  Regulations

     The regulatory bodies of China's communication system, especially the Ministry of Information Industry, do not have clearly stated policies regarding the rapidly growing popularity of PAS - Personal Access Systems. Since PAS is the target market of TS Electronics (China)'s UPS product, the projected demand for TS Electronics (China)'s UPS depends on the future regulatory policies for this new type of regional mobile communication system.

     The Chinese telecommunications industry is regulated at national, provincial and local levels. Currently, PAS is approved in some regions by Public Telecommunication Administrations at the provincial and local levels. China Telecom, restricted to providing only regional cellular services, nevertheless competes at such levels with China Mobile, the major national mobile communication service provider in China. China Telecom, a major customer for TS Electronics (China)'s UPS equipment, has a vested interest in promoting PAS systems in regional China, and the PAS system does provide a cost-effective and reliable mobile communications system for the majority of the Chinese who seldom leave their towns, cities or local regions.

Cost  and  Effects  of  Compliance  with  Environmental  Laws

     TS Electronics (China) is not subject to any environmental controls or restrictions that require the outlay of capital or the obtaining of a permit in order to engage in business operations.

Research  and  Development


     During its fiscal year 2001, TS Electronics (China) spent approximately $24,000 on research and development activities and spent $18,000 during 2002. No cost of such activities is borne directly by customers.

     TS Electronics (China)'s research and development has a staff of five. Much of the company's research work is done in close cooperation with universities and research labs. TS Electronics (China) expects to add an additional fifteen technology experts in the next six months to strengthen its research and development department.

Number  of  Employees

     On March 31, 2003, TS Electronics (China) employed 129 full time and no part time persons.

Description  of  Property

     TS Electronics (China) owns 7,000 square feet of office and manufacturing space in Tianjin, China, against which there is no indebtedness. There is ample space available for currently anticipated expansion needs.

Legal  Proceedings

     Neither TS Electronics (China) nor any of its property is a party to, or the subject of, any material pending legal proceedings.

             MARKET FOR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

     There is no public market on which TS Electronics (China)'s common stock is traded.

     There are two stockholders of TS Electronics (China). The transaction described herein contemplates that all the capital stock of TS Electronics
(China)  will  be  acquired  by  our  company  from  these  two  stockholders.

                         PRO FORMA FINANCIAL INFORMATION

     The following shows the pro forma effects of the acquisition by our company of TS Electronics (China) and the sale to the Boyds of our rubber business and related assets.

                            PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 2003

                         Our Company      Adjustments      TS Electronics      Adjustments      Pro Forma
                         -----------      -----------      --------------      -----------      ---------
Assets                   $  341,110         (341,110)        $  992,664                         $  992,664

Liabilities               1,054,427       (1,054,427)           378,355                            378,355

Common Stock and
  Surplus                 2,280,953                             579,816                          2,860,769

Retained Earnings
  (Deficit)              (2,994,270)                             34,493                                  3

Total  Liabilities
  and Capital             3,335,380       (1,054,427)           958,171                          3,239,124

                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2003

                         Our Company      Adjustments      TS Electronics      Adjustments      Pro Forma
                         -----------      -----------      --------------      -----------      ---------
Income                   $    8,929                          $  870,444                         $  870,444

Cost of Sales                77,897                             404,437                            404,437

General,  Selling
  &  Administrative
  Expenses                   70,217          (70,217)            56,510                             56,510

Net Income (Loss)
  Before Taxes             (185,177)         185,177            408,945                            408,945

Provision for Income
  Taxes                           0                              59,237                             59,287

Net Income                 (185,177)         185,177            349,649                            349,649

Earnings per Share           $(0.01)                              $0.06                              $0.06

                 FINANCIAL STATEMENTS OF TS ELECTRONICS (CHINA)

     See Annex II for the unaudited financial statements of TS Electronics (China).

                            CERTAIN DIRECTOR MATTERS

New  Director  Designees

     Simultaneously with the consummation of the transactions contemplated by, and pursuant to, the Reorganization Agreement, the directors and officers of TS Electronics (China) will become the directors and officers of our company. There are no agreements, understandings or arrangements regarding any right by any person to designate members of the post-merger board of directors other than those contained in the Reorganization Agreement. All directors will stand for re-election at our company's Annual Meeting in 2004.

     The following sets forth the names and positions of the officers and directors of TS Electronics (China) who will replace our present officers and directors at the closing of the transactions contemplated by the Reorganization Agreement, as well as certain biographical information relating to each such person:

                                                         Office Held      Term
      Person                Positions  and Offices           Since       Expires
----------------            ----------------------       -----------     -------
Jingyi Wang, 45 (1)      Chairman of Board of Directors    March 2001      March 2004
                          and  CEO

Jianzhong Wang, 39 (1)   Vice President and Director       March 2001      March 2004

Shao  Hongwu,  37        Director                          March  2001     March 2004

Ling  Fang, 30           Chief Financial Officer           October 2002    March 2004

Jiaqi Sun, 41            Vice President, R & D             March 2001      March 2004
---------------------------

(1)     Jingyi  Wang  and  Jianzhong  Wang  are  brothers.

     Jiangyi Wang. Mr. Wang has served as chairman and chief executive officer of TS Electronics since the inception of our company. Mr. Wang has over 20 years of experience in the Chinese electronics industry. He was formerly a senior manager at Tianjin Great Wall Electronics Co., Ltd., one of the largest electronics instrument manufacturers in China. Mr. Wang worked in various departments of production, quality inspection, marketing and management. From 1992 to 1999, Mr. Wang was the general manager of Tianjin XinSanLi Automobile Electronics Technology Inc., an electronic instrument supplier for Tianjin Daihatsu Automobile Company in China. Since 1999 to present, Mr. Wang has been the Chief Executive Officer of Tianjin ShenDing Electronics Technology Co., Ltd., a wholly -owned subsidiary of TS Electronics (China). Mr. Wang graduated from one of China's leading universities, the People's University, and received a bachelor's degree in management. Mr. Wang has also received the accreditation of Senior Economist.

     Jianzhong Wang. From 1998 to 2000 Mr. Wang worked as head of business development for Beijing Telecom. From 2000 to present, Mr. Wang has served as the Vice President of Tianjin ShenDing Electronics Technology Co., Ltd. Mr. Wang graduated from Beijing Construction and Engineering College with bachelor's and master's degrees in automation. Mr. Wang has been the project manager of several telecommunication projects.

     Hongwu Shao. Mr. Shao has served as an independent director of Tianjin ShenDing Electronics Technology Co., Ltd. since March 2001. Mr. Shao brings extensive experience in investment banking and financial consulting to TS Electronics (China). Presently, Mr. Shao is the chief representative of the Beijing office of Tianjin Huaerjie Investment Consulting Co., Ltd., a business consulting firm. Mr. Shao graduated from Hebei Mechanical and Electronics College in 1988. Mr. Shao has over fourteen years of business experience in marketing and management. From 1997 to June 2002, Mr. Shao set up and operated his own company, DeAn Electronic Equipment Inc. in the Hebei province of China, which was the sole agent of Rolls Royce's electronic machines and instruments and supplied several power plants in Huabei, China.

     Ling Fang. Ms. Fang is the Chief Financial Officer of TS Electronics (China) and graduated from Tianjin Economics and Management College, majoring in international trade. Ms. Fang acquired the qualification of assistant accountant in 1998. From 1998 to October 2002, Ms. Fang worked as a senior accounting officer for the CPA firm of Tianjin Guanxin Certified Public Accountants. Ms. Fang has extensive experience in accounting, auditing and operations management. She has audited over 100 firms in various industries, many of which are large multinational companies.

     Jiaqi Sun. From 2002 to present, Mr. Sun has been a senior engineer at Tianjin ShenDing Electronics Technology Co., Ltd. Mr. Sun received a bachelor's degree in electrical engineering from Beijing Industry University in 1988. After graduation, Mr. Sun continued to do research work in electronics for Beijing Iron Engineering Research Institution for three years. From 1991 to 1999, Mr. Sun worked as vice president of Beijing SouTi Electric Installment Company and was in charge of many electric installation projects for hotels. From 1999 to 2000 Mr. Sun worked for Beijing Wanke Group and was the chief project manager in charge of electric system construction and installation of Wanke City Garden and Wanke Star Garden.

                             EXECUTIVE COMPENSATION

     Set forth below is the aggregate compensation during fiscal years 2001 and 2002 and the current anticipated compensation for 2003 of the president of TS Electronics (China):

                                Annual  Salary  in  U  S  Dollars
                                ---------------------------------
         Name                    2001        2002        2003
         ----                    ----        ----        ----
     Jingyi  Wang              $10,361     $14,457     $18,072

                              INDEPENDENT AUDITORS

     Rosenberg Rich Baker Berman & Company of New Jersey has been retained by TS Electronics (China) to audit its financial statements. Audited financial statements of TS Electronics (China) will be filed with the Securities and Exchange Commission in a Form 8-K or other appropriate form should the reorganization transactions described herein be approved and effectuated.


                          CONSENT REQUIRED FOR APPROVAL

     The affirmative consent of at least a majority of shares of Common Stock outstanding has been obtained for the approval of all of the Transactions described herein.

                                  ANNUAL REPORT

     Copies of our company's annual Form 10-KSB and most recent Form 10-QSB filed with the Securities and Exchange Commission may be obtained, without charge to stockholders, by writing to Sherie Adams, Fuller Tubb Pomeroy and Stokes, 201 Robert S. Kerr Ave., Oklahoma City, OK 73102.

                                       By  order  of  the  Board  of  Directors,


                                       /s/  Keith  Boyd
                                       -----------------------------------------
                                       Keith  Boyd,  President
August  20,  2003
Pottsboro,  Texas

                                    ANNEX I

     Set  forth  below  are the following financial statements for our company:


Independent  Auditors'  Report  dated  September  27,  2002                  I-1

Independent  Auditors  Report  dated  October  15,  2001                     I-2

Balance  Sheet  June  30,  2002                                              I-3

Statement  of  Operations  from  October  7,  1998  (Inception)
  through  June  30,  2002                                                   I-4

Statement of Stockholders' Equity (Deficit)  from  October  7,  1998
  through  June  30,  2002                                                   I-5

Statements  of  Cash  Flows  from  October  7,  1998  (Inception)
  through  June  30,  2002  and  2001,  and  Cumulative From Inception       I-7

Notes  to  Financial  Statements                                             I-8

Balance  Sheet  March  31,  2003  (Unaudited)                               I-19

Statements  of  Operations  for  the  Three-Month  and
  Nine-Month Periods Ended  March  31, 2003 and 2002 (Unaudited)            I-20

Statements  of  Cash  Flows  for  the  Three-Month
  and Nine-Month Periods Ended March  31, 2003 and 2002 (Unaudited)         I-21

Notes  to  Unaudited  Financial  Statements                                 I-22










                                    ANNEX I

                          INDEPENDENT AUDITORS' REPORT


To  the  Stockholders  and  Board  of  Directors
Softstone,  Inc.

We have audited the accompanying balance sheet of Softstone, Inc. (a development stage company) as of June 30, 2002 and the related statements of operations, stockholders' equity and cash flows for the period then ended and for the period from October 7, 1998 (inception), to June 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Softstone, Inc. as of June 30, 2002 and the results of its operations and its cash flows for the period then ended and from October 7, 1998 (inception), to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not earned any revenue since its inception and through June 30, 2002, the Company had incurred cumulative losses of $2,808,548 and negative working capital of $667,631. These factors, as discussed in Note 9 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Kabani & Company, Inc.

KABANI  &  COMPANY,  INC.
CERTIFIED  PUBLIC  ACCOUNTANTS

Fountain  Valley,  California
September  27,  2002

                          Independent Auditors' Report




Board  of  Directors
Softstone,  Inc.

We have audited the accompanying statements of operations, stockholders' equity (deficit), and cash flows for the year ended June 30, 2001 of Softstone, Inc. (a development stage company). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements of Softstone, Inc. referred to above present fairly, in all material respects, the results of its operations, cash flows and changes in stockholders' equity (deficit) for the year ended June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company has been in the development stage since its inception on October 7, 1998, and the primary activities include establishing its operations and raising capital to fund its activities. The Company incurred losses since inception to June 30, 2001, of $1,704,415. Realization of a major portion of its assets and satisfaction of its liabilities is dependent upon the Company's ability to meet its future financing requirements and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might arise as a result of this uncertainty.

Hogan  and  Slovacek


/s/  Hogan  and  Slovacek

Oklahoma  City,  Oklahoma
October  15,  2001

                                 SOFTSTONE, INC
                          (A Development Stage Company)
                                  BALANCE SHEET
                                  June 30, 2002


                                     ASSETS
                                     ------

CURRENT  ASSETS:
     Cash & cash equivalents                                        $     1,253
     Accounts receivable                                                  2,583
                                                                    -----------
          Total current assets                                            3,836
                                                                    -----------

PROPERTY AND EQUIPMENT, net                                             421,837
                                                                    -----------

                                                                    $   425,673
                                                                    ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                    -

CURRENT  LIABILITIES:
     Accounts payable                                               $    39,366
     Accounts payable-related party                                     160,879
     Accrued expenses                                                    29,618
     Loans - current                                                    443,605
                                                                    -----------
          Total current liabilities                                     673,467
                                                                    -----------

LONG  TERM  LIABILITIES
     Notes payable                                                       56,014
     Loans from related parties, net of current portion                 262,537

COMMITMENTS  &  CONTINGENCIES

STOCKHOLDERS'  DEFICIT
     Common  stock,  $0.001 par  value; 30,000,000
      shares  authorized; 7,041,965 shares issued
      and outstanding                                                     7,042

    Additional paid-in capital                                        2,232,162
    Shares to be issued                                                   2,999
    Deficit accumulated from inception                               (2,808,548)
                                                                    -----------
         Total stockholders' deficit                                   (566,345)
                                                                    -----------

                                                                    $   425,673
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

                                 SOFTSTONE, INC
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS
             FROM OCTOBER 7, 1998 (INCEPTION) THROUGH JUNE 30, 2002

                                                                Cumulative
                                                              From Inception
                                   Year Ended June 30,      (October 7, 1998) to
                                   2002          2001          June 30, 2002
                               ------------  ------------   --------------------
Net  revenues                  $     37,490  $     30,087     $     71,675


Operating  expenses
  General and administrative        752,324       401,548        2,440,277
                               ------------  ------------     ------------

Operating loss                     (714,834)     (371,461)      (2,368,602)

Other  expense:
  Interest expense                   49,855        26,348          100,502
  Loss  on  investment              125,000             -          125,000
  Loss on impairment of
    intangibles                     214,444             -          214,444
                               ------------  ------------     ------------

        Total other expense         389,299        26,348          439,946

Loss before income taxes         (1,104,133)     (397,809)      (2,808,548)

     Income  tax                          -             -                -
                               ------------  ------------      -----------

Net  loss                      $ (1,104,133) $   (397,809)     $(2,808,548)
                               ============  ============      ===========

Basic weighted average number
  of common stock outstanding     6,174,516     6,629,351
                               ============  ============

Basic  net loss per share      $      (0.18) $      (0.06)
                               ============  ============

Diluted weighted average
  number  of  common stock
  outstanding                     6,174,516     6,629,351
                               ============  ============

Diluted net Loss per share     $      (0.18) $      (0.06)
                               ============  ============

   The accompanying notes are an integral part of these financial statements.

                                 SOFTSTONE, INC
                          (A DEVELOPMENT STAGE COMPANY)
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
             FROM OCTOBER 7, 1998 (INCEPTION) THROUGH JUNE 30, 2002

                                                                                        Deficit         Total
                            Common Stock      Additional     Stock                     accumulated   Stockholders'
                         Number of             Paid-In       to be      Unearned          from          Equity
                          shares    Amount     Capital       issued    Compensation     inception      (Deficit)
                         ---------  ------   ------------  ----------  ------------    ------------  --------------
Shares issued for
  cash - Oct. 7, 1998    5,000,000  $ 5,000  $     51,100   $      -    $      -       $          -  $     56,100

Stock issued for cash
  and services             292,500      293        43,582          -           -                  -        43,875

Net loss                         -        -             -          -           -           (197,426)     (197,426)
                        ----------  -------  ------------   --------    --------       ------------  ------------

Balance, June 30 1999    5,292,500    5,293        94,682          -           -           (197,426)      (97,451)

Stock issued for
  services ($.85/shr)      250,000      250       212,250          -           -                  -      (251,002)

Stock issued for
  services and vehicle
  ($1.00/shr)               22,500       22        22,478          -           -                  -             -

Warrants issued to
  employees                      -        -        75,000          -      (75,000)                -             -

Stock issued for
  settlement of ST notes
  payable ($34,250) and
  cash ($1.00/shr)         400,000      400       382,697          -            -                 -       383,097

Stock issued for
  services ($1.00/shr)     210,000      210       209,790          -            -                 -       210,000

Stock issued for cash
  net of offering cost
  of $25,783
  ($1.25/shr)              423,190      423       502,782          -            -                 -       503,205

Amortization of
  unearned compensation          -        -             -          -       11,250                 -        11,250

Net Loss                         -        -             -          -                     (1,109,180)   (1,109,180)
                        ----------  -------  ------------   --------    --------       ------------  ------------

Balance June 30, 2000    6,598,190    6,598     1,499,679          -     (63,750)        (1,306,606)     (350,081)

Stock issued for
  cash ($1.25/shr)          42,500       43        53,082          -           -                  -        53,125

Unearned warrants
  granted to employee
  upon termination               -        -       (63,750)         -      63,750                  -             -

Warrants exercised         675,000      675             -          -           -                  -           675

Stock issued in exchange
  for patent ($.33/shr)    300,000      300        21,622          -           -                  -        21,922

                                 SOFTSTONE, INC
                          (A DEVELOPMENT STAGE COMPANY)
            STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) (Continued)
             FROM OCTOBER 7, 1998 (INCEPTION) THROUGH JUNE 30, 2002

                                                                                        Deficit         Total
                            Common Stock      Additional     Stock                     accumulated   Stockholders'
                         Number of             Paid-In       to be      Unearned          from          Equity
                          shares    Amount     Capital       issued    Compensation     inception      (Deficit)
                         ---------  ------   ------------  ----------  ------------    ------------  -------------
Stock issued in exchange
  for office equipment
  ($1.03/shr)               18,000       18        18,507          -           -                  -        18,525

Stock contributed back
  to Company by
  principals            (3,947,698)  (3,948)        3,948         -            -                  -            -

Stock issued for
  service ($.10/shr)       522,961      523        51,773         -            -                  -       52,296

Stock issued for cash
  ($.40/shr) net of
  offering cost of
  $62,896                  277,100      277        47,667         -            -                  -       47,944

Net Loss                         -        -             -         -            -           (397,809)    (397,809)
                        ----------  -------  ------------   --------    --------       ------------  ------------

Balance  30,  2001       4,486,053    4,486     1,632,528         -            -         (1,704,415)    (553,403)

Share issued for cash
  ($.40/shr)               243,300      243        97,077         -            -                  -       97,320

Shares issued for cash
  ($.50/shr)               289,400      290       144,410         -            -                  -      144,700

Shares issued for cash
  ($1.00/shr)               12,500       13        12,487         -            -                  -       12,500

Share issued for
  service ($.36/shr)       257,075      257        92,290         -            -                  -       92,547

Share issued for
  service ($.40/shr)       543,000      543       216,657         -            -                  -      217,200

Share issued for
  service ($.50/shr)        25,000       25        12,475         -            -                  -       12,500

Shares issued for
  interest ($.45/shr)       52,250       52        24,238         -            -                  -       24,290

Shares issued for
  merger ($.001/shr)     1,158,387    1,158             -         -            -                  -        1,158

Shares to be issued
  for cash ($.33/shr)            -        -             -       999            -                  -          999

shares to be issued
  for loan incentive
  ($.40/shr)                     -        -             -     2,000            -                  -        2,000

Cancellation of shares     (25,000)     (25)            -         -            -                  -          (25)

Net loss                         -        -             -         -            -         (1,104,133)  (1,104,133)
                        ----------  -------  ------------   --------    --------       ------------  ------------

Balance June 30, 2002    7,041,965  $ 7,042  $  2,232,162   $ 2,999     $      -       $ (2,808,548) $(1,052,347)
                         =========  =======  ============   =======     ========       ============  ===========

   The accompanying notes are an integral part of these financial statements.

                                 SOFTSTONE, INC
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
             FROM OCTOBER 7, 1998 (INCEPTION) THROUGH JUNE 30, 2002

                                                                Cumulative
                                                              From Inception
                                   Year Ended June 30,      (October 7, 1998) to
                                   2002          2001          June 30, 2002
                               ------------   ------------  --------------------
CASH FLOWS FROM OPERATING
  ACTIVITIES:
  Net  loss                    $ (1,104,133)  $   (397,809)      $ (2,808,548)
  Adjustments to reconcile
    net loss to net cash
    used  in  operating
    activities:
      Depreciation and
        amortization                 83,307         82,230            221,102
      Issuance of common stock
        for  compensation                 -              -            487,332
      Issuance of common stock
        for services and
        interest                    346,537              -            346,537
      Issuance of common stock
        for  merger                   1,133              -              1,133
      Shares to be issued for
        loan  incentive               2,000              -              2,000
      Loss  on  investment          125,000              -            125,000
      Loss  on  impairment
        of  assets                  214,444              -            214,444
      Write-off of samples                -         11,712             11,712
      (Increase) decrease of
        other current assets          4,473         (4,473)           (20,044)
      Increase of accounts
        receivable                   (2,583)                           (2,583)
      Increase (decrease) in
        accounts payable             22,368        (12,081)            32,497
      Increase (decrease) in
        accrued expense               8,252         (2,717)            33,488
                               ------------   ------------       ------------
          Total adjustments         804,931         74,671          1,452,618
                               ------------   ------------       ------------
      Net  cash  used  in
        operating  activities      (299,202)      (323,138)        (1,355,930)
                               ------------   ------------       ------------

CASH FLOWS FROM INVESTING
  ACTIVITIES
  Purchase  of
    patents/investment             (250,000)             -           (250,000)
  Other                                   -           (384)              (384)
  Purchase  of  property
    and equipment                         -        (31,380)          (419,859)
  Net  cash  used  in
    investing  activities          (250,000)       (31,764)          (670,243)
                               ------------   ------------       ------------

CASH  FLOWS  FROM
  FINANCING  ACTIVITIES:
  Investments by stockholders             -        250,941            250,941
  Proceeds  from  borrowings        287,263         75,360            608,015
  Payments on borrowings             (5,000)      (130,937)          (160,134)
  Issuance of common stock
    for cash                        254,520        164,640          1,327,605
  Receipt of cash for stock
    to  be  issued                      999              -                999
                               ------------   ------------       ------------
  Net  cash  provided  by
    financing  activities           537,782        360,004          2,027,426
                               ------------   ------------       ------------

Net increase (decrease) in
  cash & cash equivalents           (11,420)         5,102              1,253

CASH & CASH EQUIVALENTS,
  BEGINNING                          12,673          7,571                  -

CASH & CASH EQUIVALENTS,
  ENDING                       $      1,253   $     12,673       $      1,253
                               ============   ============       ============
CASH  PAID  FOR:
  Interest                     $     31,318   $     12,953       $     44,770
                               ============   ============       ============
  Income taxes                 $          0   $          0       $          0
                               ============   ============       ============

   The accompanying notes are an integral part of these financial statements.

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


1.   ORGANIZATIONS  AND  DESCRIPTION  OF  BUSINESS

     Softstone, Inc. (the "Company"), a development stage company, was formed to manufacture a patented rubber product used in the road and building construction industries and has been in the development stage since inception (October 7, 1998). The Company plans to create rubber modules entirely from recycled tires which can be used in the construction of roads, driveways, decks, and other types of walkways. Its principal activities have consisted of financial planning, establishing sources of production and supply, developing markets, and raising capital. Its principal operations have not started and the Company has no present sources of significant revenues. Realization of a major portion of its assets and satisfaction of its liabilities is dependent upon the Company's ability to meet its future financing requirements and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern (see Note 9 for more information regarding these matters). The financial statements do not include any adjustments that might arise as a result of this uncertainty.

     On October 7, 1998, SoftStone Building Products, Inc. ("SSBI" - an Oklahoma corporation and predecessor to the Company) was incorporated. Effective May 31, 1999, SSBI was merged into Softstone, Inc. (incorporated January 28, 1999 under the laws of the State of Delaware) and SSBI was subsequently dissolved. Each share of previously outstanding common stock was converted into 2,500 shares of common stock of the new entity and the new capitalization is reflected in the accompanying financial statements as if it had occurred at the beginning of the period presented.

     On July 24, 2001, the Company entered into a plan of reorganization involving Kilkenny Acquisition Corp. (Kilkenny) whereby the Company is the survivor and in control of the board of directors. The merger agreement provided for the exchange of 1,158,387 shares of the Company's common stock for all the common stock of Kilkenny. In connection with this merger, on April 4, 2001, certain insider shareholders of the Company contributed 3,947,698 shares of their common stock to the Company effectively reducing the then outstanding shares of stock to 3,685,992. Subsequent issues of common stock for cash and services increased the outstanding stock of the Company to 4,590,646. The issuance of the above mentioned shares of the Company's common stock on the merger date increased the common stock of the Company to 5,669,033 with the Company shareholders, prior to the merger, owning approximately 81% of the outstanding shares of the Company. For accounting purposes, the transaction between the Company and Kilkenny has been treated as a re-capitalization of the Company, with the Company as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests. Since Kilkenny is a dormant entity with insignificant assets or liabilities, no pro forma information is presented.

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     Cash  and  cash  equivalents

     The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

     Property  and  equipment

     Property and equipment are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred. Upon sale, retirement, or other disposition, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in operations for the period. The Company depreciates property and equipment using the straight-line method over their estimated useful lives ranging from five to seven years.

     Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses are recognized based upon the estimated fair value of the asset. Being a development stage company, the Company does not believe any of its property and equipment is impaired.

     Patent  and  patent  license  agreement

     In August 2000, patent rights amounting to $100,000 were acquired, in exchange for 300,000 shares of common stock, forgiveness of debt and assumption of additional debt. Patent rights were acquired for the manufacturing process and had been amortized using the straight-line method over fifteen years. In March 2002, additional patent rights were purchased for $125,000. The net book value of $89,444 for the patent purchased in 2000 and the newly purchased patent of $125,000 were written off as impairment of intangible assets as on June 30, 2002.

     Revenue  recognition

     The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 101. Revenue is recognized when merchandise is shipped to a customer. The Company currently has no significant revenues as it is still in the development stage.

     Income  taxes

     Deferred income taxes are provided on temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements that will result in taxable or deductible amounts in future years. Deferred income tax assets or liability are determined by applying the presently enacted tax rates and laws.

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


     Fair  value  of  financial  instruments

     The carrying amount of all financial instruments at June 30, 2002 and 2001, which consist of various notes and loans payable, approximate their fair values.

     Earnings  per  share

     Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

     Weighted average number of shares used to compute basic and diluted loss per share is the same in this financial statement since the effect of dilutive securities is anti-dilutive.

     Use  of  estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Stock-based  compensation

     SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The Company has chosen to account for stock-based compensation using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and has adopted the disclosure only provisions of SFAS 123. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

     The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of SFAS 123 and the

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


     Emerging Issues Task Force consensus in Issue No. 96-18 ("EITF 96-18"), "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services". Valuation of shares for services is based on the estimated fair market value of the services performed.

     Segment  Reporting

     Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. Currently, SFAS 131 has no effect on the Company's consolidated financial statements as substantially all of the Company's operations are conducted in one industry segment.

     Accounting  developments

     In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangibles." SFAS No. 142 addresses the initial recognition, measurement and amortization of intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) and addresses the amortization provisions for excess cost over fair value of net assets acquired or intangibles acquired in a business combination. The statement is effective for fiscal years beginning after December 15, 2001, and is effective July 1, 2001 for any intangibles acquired in a business combination initiated after June 30, 2001. The Company is evaluating any accounting effect, if any, arising from the recently issued SFAS No. 142, "Goodwill and Other Intangibles" on the Company's financial position or results of operations.

     SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," was issued in August 2001. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001, and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business. The Company is evaluating any accounting effect, if any, arising from the recently issued SFAS No. 144, "Goodwill and Other Intangibles" on the Company's financial position or results of operations.

     In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


     gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The Company does not anticipate that adoption of SFAS 145 will have a material effect on its earnings or financial position.

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF Issue 94-3, a liability for an exit cost, as defined, was recognized at the date of an entity's commitment to an exit plan. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002 with earlier application encouraged. The Company does not expect adoption of SFAS No. 146 to have a material impact, if any, on its financial position or results of operations.

3.   PROPERTY  AND  EQUIPMENT

     Property and  equipment  consist  of  the  following  at  June  30,  2002:

             Furniture  and  computer  equipment           $  43,529
             Production  and  other  equipment               522,318
             Vehicles                                         59,869
                                                           ---------
                                                             625,716
             Less:  Accumulated  depreciation
               and  amortization                            (203,879)
                                                           --------

                                                           $ 421,837
                                                           ========

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


4.  NOTES  PAYABLE

    Notes  payable  consist  of  the  following  at  June  30,  2002:

         Revolving  note  payable  to  bank;
         interest due  7/5/02,  prime  +  1%,
         maturing December  5,  2002                                  $100,035

         Notes payable to stockholder, 8% & 12%
         interest  rates                                               541,537

         Bank  term loan; 3.9% interest  rate;
         maturing  September  24,  2002
         The fair value of the loan at current
         market  rate  of  9%  would  be
         approximately $64,000.                                         64,570

         Note payable to finance vehicle, 9.5%
         interest  rate,  maturing  July  15,
         2005, collaterized  by  vehicle                                16,202

         Refinanced bank term loan; payable on
         demand  or  in semiannual payments of
         $6,485,  including interest at 10.75%
         (variable);  collateralized  by
         equipment accounts  receivable  and
         intangibles and guaranteed  by  the
         principal stockholder of  the  Company,
         due  July 15, 2004                                             30,839

         Note  payable to bank, collateralized
         by  tractor,  9%, variable payable in
         60 monthly  installments  beginning
         July  29,  2001                                                 8,973

         Note payable to stockholder; interest
         free; due  on  demand                                         160,879
                                                                      --------

                                                                       923,035

         Less:  current  portion                                       604,484
                                                                      --------

         Long-term  debt                                              $318,551
                                                                      ========

     The following is a summary of maturities of principal under long-term debt for years ending June 30:

                            2004                 $  262,537
                            2005                     16,202
                            2006                     39,812
                                                 ----------
                                                 $  318,551
                                                 ==========

     The notes payable has been classified in the balance sheet at June 30, 2002 as per follows:

        Accounts  payable  -  related  part      $  160,879
        Loans  current                              443,605
        Current  liabilities                        604,484
        Notes  Payable                               56,014
        Loans  related  parties - non current       262,537
                                                 ----------

                                                 $  923,035
                                                 ==========

5.   COMMON  STOCK  AND  WARRANTS

     On January 28, 1999, the Company issued 395,000 warrants and on July 1, 1999, issued 275,000 additional warrants to several stockholders of the Company. Each warrant gives the holder the right to purchase one share of common stock at a price of $.50 per share at any time on or before January 28, 2004. The fair value of each warrant, estimated on the date of grant using the minimum value method, is nominal.

     During October 1999, the Company issued warrants to purchase 150,000 shares of common stock at $.50 per share to two employees. The warrants vest over a five-year period and resulted in compensation of $75,000, of which $63,750 was unearned at June 30, 2000, and will be recognized over the remaining vesting period. The fair value of these warrants does not exceed the compensation cost recognized for financial reporting. During the fiscal year end June 30, 2001, the one employee terminated and another exercised his warrants with paid-in capital charged for the unearned compensation. At June 30, 2001, a total of 145,000 warrants remained outstanding.

     During August 2000, the Company purchased office equipment by issuing 18,000 shares of its common stock and recording the office equipment at its estimated fair value based on invoiced cost of $1.03 for each share of stock issued. The Company also issued 300,000 shares of its common stock to acquire all the patent rights for its production process, recording as cost of the newly acquired rights the estimated predecessor cost of the patent rights acquired, and stockholders exercised their rights to acquire 675,000 shares of common stock at par value.

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


     In April 2001, pursuant to the merger agreement discussed in Note 8 certain insider stockholders contributed back to the Company 3,947,698 shares of their common stock, and this common stock was cancelled, and 522,961 shares of common stock valued at $ .10 was issued to consultants and an attorney for services rendered in acquiring capital and facilitating the merger.

     Compensation

     During August 1999, the Company entered into employment contracts with two key employees, resulting in the issuance of 250,000 shares of the Company's common stock. Such contracts are for a term of 12 months and contain a vesting provision requiring the employees, in the event of early termination of employment, to either surrender to the Company the pro rata unearned portion of the stock issued or to purchase the stock at a price of $.85 per share. Additionally, the Company issued 22,500 shares of stock to another employee in exchange for a vehicle and services that vested immediately. Also, the Company issued 210,000 shares of stock to employees and non-employees in exchange for services that vested immediately. These agreements result in compensation expense of approximately $432,500 recognized  by  the  Company  during  fiscal  2000.

     Stock  Offering

     Pursuant to Rule 504 of Regulation D ("504 offering") of the Securities Act of 1933, the Company offered for sale 400,000 shares of its common stock for $1.00 per share under an Offering Memorandum dated August 24, 1999. The Company offered 480,000 shares of common stock under a second 504 offering for $1.25 per share, of which 423,190 have been sold as of June 30, 2000.

     During the fiscal year ended June 30, 2001, an additional 42,500 shares were sold for $53,125 in connection with the second offering.

     In May 2001, the Company, pursuant to Rule 504, offered 625,000 shares of common stock at $.40 per share and prior to June 30, 2001, 277,100 shares were issued. Offering costs of this offering totaled $62,896 of which $52,296 related to the shares of stock issued for services mentioned above.

6.   INCOME  TAXES

     The Company's effective income tax benefit differed from the benefit computed using the federal statutory tax rate as follows:

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


                                        Period  from
                                                             October  7,  1998
                                      Year Ended June 30,   (inception)  through
                                      2002          2001      June 30, 2002
                                    ----------   ---------  --------------------
     Income  tax  benefit  at
     federal  statutory  rate       $  375,405   $  135,256      $  954,907

     Nondeductible  expenses            (2,100)      (1,700)          7,970

     Other,  including
       graduated rates                       -            -          23,321

     Change in valuation
       allowance                      (373,305)    (133,556)       (981,998)
                                    ----------     ----------     ---------
                                    $        -     $      -               -
                                    ==========     ========       =========

Components  of  deferred  tax  assets  at  June  30,  2002,  are  as  follows:

            Assets
            Net  operating loss carryforward                 $ 981,998
            Valuation  allowance                              (981,998)
                                                             ---------
                                                             $       -
                                                             =========

     The valuation allowance increase $373,305 for the year ended June 30, 2002, and $133,556 for the year ended June 30, 2001.

     A valuation allowance is provided for deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized. At June 30, 2002 and 2001, the Company had a net deferred tax asset mainly related to a net operating loss carryforward from operating losses incurred. As such carryforward can only be used to offset future taxable income, management has fully reserved this net deferred tax asset with a valuation allowance until it is more likely than not that taxable income will be generated. Net operating loss carryforwards can be carried forward for fifteen years for federal tax purpose subject to certain limitations and they will expire in the year 2017.

7.   RELATED  PARTY  TRANSACTIONS

     In August 2000, the Company completed its acquisition of the patent rights to its production process. This transaction involved the issuance of 300,000 shares of common stock to a corporation owned by stockholders of the Company. Office equipment was acquired from a stockholder for the issuance of common stock and certain shareholders contributed their common stock, which was cancelled to facilitate the merger discussed in Note 8. Most of the equipment used in the Company manufacturing process was purchased from a company controlled by a shareholder of the Company.

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


8.  MERGER  &  ACQUISITION

     The Company has agreed to participate in a plan of reorganization involving Kilkenny Acquisition Corp. (Kilkenny) whereby the Company, upon merger, is the survivor and controls the board of directors. To facilitate the merger and acquire additional capital, the Company is committed to issue certain of the Company stock for all the common stock of Kilkenny. In connection with this merger, on April 4, 2001, certain insider shareholders of the Company contributed 3,947,686 of their common stock to the Company and effectively reduced the then outstanding shares of stock to 3,685,992. Subsequent issues of common stock for cash and services increased the outstanding stock of the Company to 4,590,646. The issuance of the above mentioned shares of the Company's common stock on the merger date, July 24, 2001, increased the Common stock of the Company to 5,669,033 with the Company shareholders, prior to the merger, owning approximately 81% of the outstanding shares of the merged Company.


     In March 2002, the Company entered into a purchase agreement with Levgum, Ltd. (Levgum) of Tel Aviv, Israel, where the Company received 83 shares with 1.00 par value representing 10% of outstanding capital, for $250,000. The Company also received the right to use their technology for rubber devulcanization and right to sublicense as part of this purchase agreement. The recorded its investment in Levgum for $125,000 and license agreement acquired through acquisition at $125,000. On June 30, 2002, the Company evaluated its investment and patents rights according to FASB 121 and recognized an impairment loss equal to the book value of these intangible assets.

9.   GOING  CONCERN

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. Through June 30, 2002, the Company had incurred cumulative losses of $2,808,548 and negative working capital of $667,631. The Company's successful transition from a development stage company to attaining profitable operations is dependent upon obtaining financing adequate to fulfill its research and development activities, production of its equipment and achieving a level of revenues adequate to support the Company's cost structure. Management's plan of operations anticipates that the cash requirements for the next twelve months will be met by obtaining capital contributions through the sale of common stock and cash flow from operations. However, there is no assurance that the Company will be able to implement its plan.

10.  SUBSEQUENT  EVENT

     Effective August 7, 2002, the Company ventured a business agreement to sell specified tire bufflings with $42,500 advance payment and $42,500 upon delivery.

                                SOFTSTONE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS


     The Company received stock subscriptions to purchase 3,500 shares of restricted common stock for $1,165 subsequent to June 30, 2002.

                                SOFTSTONE, INC.
                                  BALANCE SHEET
                                 March 31, 2003
                                  (Unaudited)

                                     ASSETS
                                     ------

CURRENT  ASSETS:
     Cash & cash equivalents                                       $        196
     Accounts receivable                                                 30,035
                                                                   ------------

          Total current assets                                           30,231

PROPERTY AND EQUIPMENT, net                                             310,879
                                                                   ------------

                                                                   $    341,110
                                                                   ============


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT  LIABILITIES:
     Accounts payable                                              $     29,921
     Accounts payable-related party                                     161,682
     Accrued expenses                                                    66,656
     Loans - current, including $547,852 to related parties             747,614
                                                                   ------------

          Total current liabilities                                   1,005,873

LONG  TERM  LIABILITIES
     Notes payable, financial institutions                               48,554

STOCKHOLDERS'  DEFICIT
     Common  stock, $0.001 par  value;
       30,000,000  shares  authorized;
       7,041,965 shares issued and outstanding                            7,042
     Additional paid-in capital                                       2,232,162
     Shares to be issued                                                 41,749
     Accumulated deficit                                             (2,994,270)
                                                                   ------------
          Total stockholders' deficit                                  (713,317)
                                                                   ------------

                                                                   $    341,110
                                                                   ============


   The accompanying notes are an integral part of these financial statements.

                                SOFTSTONE, INC.
                            STATEMENTS OF OPERATIONS
    FOR THE THREE MONTH AND NINE MONTH PERIODS ENDED MARCH 31, 2003 AND 2002
                                  (Unaudited)

                                                  Three months ended March  31,     Nine months ended March 31,
                                                  ---     --
                                                      2003              2002            2003           2002
                                                  -----------       ------------    -----------     -----------
Revenues                                          $     5,079       $     8,624     $    95,354     $    36,120

Cost  of  revenue                                      38,329                 -          92,719               -
                                                  -----------       ------------    -----------     -----------

Gross profit (loss)                                   (33,250)            8,624           2,635          36.120

Operating  expenses
  General and administrative                           26,205           355,172         111,722         630,545
                                                  -----------       ------------    -----------     -----------

Operating loss                                        (59,455)         (346,548)       (109,087)       (594,425)

Other  expense
  Interest expense                                     16,322            12,857          48,920          35,259
  Loss  on  sale  of  assets                            5,802                 -          26,916               -
                                                  -----------       ------------    -----------     -----------

    Total other expense                                22,124            12,857          75,835          35,259
                                                  -----------       ------------    -----------     -----------

Loss before income taxes                              (81,579)         (359,405)       (184,922)       (629,684)

  Income  taxes                                             -                 -             800               -
                                                  -----------       ------------    -----------     -----------

Net loss                                          $   (81,579)      $  (359,405)    $  (185,722)    $  (629,684)
                                                  ===========       ===========     ===========     ===========


Basic and diluted  weighted  average  number
  of common stock outstanding                       7,041,965         6,348,697       7,041,965       6,471,385
                                                  ===========       ===========    ============     ===========

Basic and diluted net loss per share              $     (0.01)      $     (0.06)   $      (0.03)    $     (0.10)
                                                  ===========       ===========    ============     ===========

   The accompanying notes are an integral part of these financial statements.

                                 SOFTSTONE, INC.
                            STATEMENTS OF CASH FLOWS
            FOR THE NINE MONTH PERIODS ENDED MARCH 31, 2003 AND 2002
                                   (Unaudited)


                                                        2003           2002
                                                  ------------    ------------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES:
  Net loss                                        $   (185,722)   $   (629,684)
  Adjustments  to  reconcile  net  loss  to
    net cash used in operating activities:
      Depreciation and amortization                     51,466          64,689
      Non  Cash  Compensation                                -         306,581
      Loss  on  sale  of  assets                        26,916               -
      Increase of accounts receivable                  (27,452)        (21,011)
      Decrease  in  other  current  assets                   -           3,355
      Decrease of accounts payable                      (8,652)         22,354
      Increase  of  license  fees  payable                   -         125,000
      Increase of accrued expense                       37,049         (10,253)
                                                  ------------    ------------
           Total  adjustments                           79,327         490,715
                                                  ------------    ------------
Net  cash  used  in  operating  activities            (106,396)       (138,969)
                                                  ------------    ------------

CASH  FLOWS  FROM  INVESTING  ACTIVITIES
      Proceeds  from  sale  of  assets                  32,576               -
      Purchase  of  exclusive  license                       -        (125,000)
      Purchase  of  stock                                    -        (125,000)
      Purchase  of  property  and equipment                  -         (10,000)
                                                  ------------    ------------
           Net cash provided by (used in)
             investing activities                       32,576        (260,000)
                                                  ------------    ------------

CASH  FLOWS  FROM  FINANCING  ACTIVITIES:
      Investments  by  stockholders                          -          89,000
      Proceeds  from  loans                             40,100          96,697
      Payments of loans                                 (6,087)        (15,046)
      Cash received for shares to be issued             38,750               -
      Issuance of common stock pursuant to
        offering                                             -         237,020
                                                  ------------    ------------
        Net cash provided by
          financing activities                          72,763         407,671
                                                  ------------    ------------
Net increase (decrease) in cash & cash
  equivalents                                           (1,057)          8,702

CASH  &  CASH  EQUIVALENTS,  BEGINNING                   1,253          12,673
                                                  ------------    ------------

CASH & CASH EQUIVALENTS, ENDING                   $        196    $     21,375
                                                  ============    ============

CASH  PAID  FOR:
     Interest                                     $     14,057    $     12,417
                                                  ============    ============

     Income  taxes                                $          -    $          -
                                                  ============    ============

   The accompanying notes are an integral part of these financial statements.

                                SOFTSTONE, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1.   DESCRIPTION  OF  BUSINESS  AND  BASIS  OF  PRESENTATION

     Softstone, Inc. (the "Company"), was formed to manufacture a patented rubber product used in the road and building construction industries. The Company plans to create rubber modules entirely from recycled tires, which can be used in the construction of roads, driveways, decks, and other types of walkways. Its principal activities have consisted of financial planning, establishing sources of production and supply, developing markets, and raising capital. Prior to July 2002, the Company was in the development stage in accordance with Statement of Financial Accounting Standards No. 7. Its principal operations began in the quarter ended September 30, 2002.

     On October 7, 1998, SoftStone Building Products, Inc. ("SSBI" - an Oklahoma corporation and predecessor to the Company) was incorporated. Effective May 31, 1999, SSBI was merged into Softstone, Inc. (incorporated January 28, 1999 under the laws of the State of Delaware) and SSBI was subsequently dissolved. Each share of previously outstanding common stock was converted into 2,500 shares of common stock of the new entity and the new capitalization is reflected in the accompanying financial statements as if it had occurred at the beginning of the period presented.

     On July 24, 2001, the Company entered into a plan of reorganization involving Kilkenny Acquisition Corp. (Kilkenny) whereby the Company is the survivor and in control of the board of directors. The merger agreement provided for the exchange of 1,158,387 shares of the Company's common stock for all the common stock of Kilkenny. In connection with this merger, on April 4, 2001, certain insider shareholders of the Company contributed 3,947,698 shares of their common stock to the Company effectively reducing the then outstanding shares of stock to 3,685,992. Subsequent issues of common stock for cash and services increased the outstanding stock of the Company to 4,590,646. The issuance of the above mentioned shares of the Company's common stock on the merger date increased the common stock of the Company to 5,669,033 with the Company shareholders, prior to the merger, owning approximately 81% of the outstanding shares of the Company. For accounting purposes, the transaction between the Company and Kilkenny has been treated as a re-capitalization of the Company, with the Company as the accounting acquirer (reverse acquisition), and has been accounted for in a manner similar to a pooling of interests.

     Basis  of  presentation

     The accompanying unaudited condensed interim financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of interim financial information, but do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. The audited consolidated financial statements for the year ended June 30, 2002 were filed on October 15, 2002 with the Securities and Exchange Commission and are hereby referenced. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Operating results for the nine-month ended March 31, 2003 are not necessarily indicative of the results that may be expected for the year ended June 30, 2003.

     Segment  Reporting

     During the periods ended March 31, 2003 and 2002, the Company only operated in one segment. Therefore, segment disclosure has not been presented.

                                SOFTSTONE, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


     Reclassifications

     Certain comparative amounts have been reclassified to conform to the current year's presentation.

2.  RECENT  PRONOUNCEMENTS

     In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The adoption of SFAS 145 does not have a material effect on the earnings or financial position of the Company.

     In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3 a liability for an exit cost as defined, was recognized at the date of an entity's commitment to an exit plan. The adoption of SFAS 146 does not have a material effect on the earnings or financial position of the Company.

     In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assetsThe adoption of SFAS 147 does not have a material effect on the earnings or financial position of the Company.

     In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

                                SOFTSTONE, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


     In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. The adoption of SFAS 148 does not have a material effect on the earnings or financial position of the Company.

     On April 30, the FASB issued FASB Statement No. 149 (FAS 149), Amendment of Statement 133 on Derivative Instruments and Hedging Activities. FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and
     (2) hedging activities that fall within the scope of FASB Statement No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities. FAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. FAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact on its financial position or results of operations or cash flows.

3.   PROPERTY  AND  EQUIPMENT

     Property  and  equipment  consist  of  the  following  at  March  31, 2003:

                Furniture  and  computer  equipment       $   42,198
                Production  and  other  equipment            450,063
                Vehicles                                      29,381
                                                          ----------

                                                             521,642
                Less:  Accumulated  depreciation            (210,763)
                                                          ----------
                                                          $  310,879
                                                          ==========

4.   NOTES  PAYABLE

     Notes  payable  consist  of  the  following  at  March  31,  2003:

               Revolving  note  payable  to  bank;
               interest due  7/5/02,  prime + 1%,
               due  on demand                             $   96,448

               Notes payable to stockholder, 8% & 12%
               interest  rates                               547,852

               Bank  term loan; 3.9% interest  rate;
               due  on demand. The fair value of the
               loan at current market rate   of  9%
               would  be approximately $64,000                63,214


                                      I-24

               Bank term loan; 6.78% interest  rate;
               maturing  September  13,  2003.                40,100

               Note payable to finance  vehicle,  9.5%
               interest rate, maturing July  15, 2005,
               collaterized  by  vehicle                      14,739

               Refinanced bank term loan; payable on
               demand  or  in semiannual payments of
               $6,485,  including interest at 10.75%
               (variable);  collateralized  by
               equipment, accounts  receivable  and
               intangibles and  guaranteed  by  the
               principal stockholder of  the  Company,
               due  July 15, 2004                             25,331

               Note  payable to bank, collateralized
               by  tractor,  9%, variable payable in
               60 monthly  installments  beginning
               July  29,  2001                                 8,484

               Payable  to  stockholder;  interest
               free; due  on  demand  and  unsecured         161,682
                                                          ----------

                                                             957,850

               Less:  current  portion                       909,296
                                                          ----------

               Long-term  debt                            $   48,554
                                                          ==========

     The following is a summary of maturities of principal under long-term debt for periods ending March 31:

               2004                                       $   25,331
               2005                                           14,250
               2006                                            8,973
                                                          ----------
                                                          $   48,554
                                                          ==========

            The notes payable has been classified in the balance sheet at March 31, 2003 as per follows:

               Accounts  payable  -  related  party       $  161,682
               Loans  current                                747,614
                                                          ----------
               Current  liabilities                          909,296
               Notes  Payable                                 48,554
                                                          ----------
                                                          $  957,850
                                                          ==========

5.   MERGER  &  ACQUISITION

     The Company has agreed to participate in a plan of reorganization involving Kilkenny Acquisition Corp. (Kilkenny) whereby the Company, upon merger, is the survivor and controls the board of directors. To facilitate the merger

                                SOFTSTONE, INC.
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


     and acquire additional capital, the Company is committed to issue certain of the Company stock for all the common stock of Kilkenny. In connection with this merger, on April 4, 2001, certain insider shareholders of the Company contributed 3,947,686 of their common stock to the Company and effectively reduced the then outstanding shares of stock to 3,685,992. Subsequent issues of common stock for cash and services increased the outstanding stock of the Company to 4,590,646. The issuance of the above mentioned shares of the Company's common stock on the merger date, July 24, 2001, increased the Common stock of the Company to 5,669,033 with the Company shareholders, prior to the merger, owning approximately 81% of the outstanding shares of the merged Company.

     In March 2002, the Company entered into a purchase agreement with Levgum, Ltd. (Levgum) of Tel Aviv, Israel, where the Company received 83 shares with 1.00 par value representing 10% of outstanding capital, for $250,000. The Company also received the right to use their technology for rubber devulcanization and right to sublicense as part of this purchase agreement. The recorded its investment in Levgum for $125,000 and license agreement acquired through acquisition at $125,000. On June 30, 2002, the Company evaluated its investment and patents rights according to FASB 121 and recognized an impairment loss equal to the book value of these intangible assets.

6.   GOING  CONCERN

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. Through March 31, 2003, the Company had incurred cumulative losses of $2,994,270 and negative working capital of $975,642. The Company's goal to attain profitable operations is dependent upon obtaining financing adequate to fulfill its research and development activities, production of its equipment and achieving a level of revenues adequate to support the Company's cost structure. Management's plan of operations anticipates that the cash requirements for the next twelve months will be met by obtaining capital contributions through the sale of common stock and cash flow from operations. However, there is no assurance that the Company will be able to implement its plan.

                                    ANNEX II

     Set forth below are the following unaudited financial statements for T S Electronics (China):

Balance  Sheets  (Unaudited)  for  fiscal  years  ended
September  30,  2002  and  2001                                             II-1

Statement  of  Income  and  Retained  Earnings  for  the
fiscal  years  ended  September  30,  2002  and  2001                       II-3

Balance  Sheet  March  31,  2003  (Unaudited)                               II-4

Statements  of  Operations  for  the  six-month  period  ended
March  31,  2003  and  2002  (Unaudited)                                    II-5






















                                    ANNEX II

                           TS Electronics Corporation
                                 Balance Sheets
                                  (unaudited)
             For fiscal years ended Sep. 30,2001 and Sept. 30, 2002
                                      US$

                                                        30-Sep-01    30-Sep-02
                                                       -----------  ------------
Assets
Current  Assets
Cash  and  equivalents                                    1,963.80     4,644.18
Marketable  securities                                           -
Accounts receivable net of allowance  for
  doubtful  accounts  of                                 49,030.83    30,775.59
Inventories                                                      -   139,952.14
Other  current  assets                                  239,044.74    92,375.90
                                                       -----------  -----------
Total  Current  Assets                                  290,039.37   267,747.81
                                                       -----------  -----------

Marketable  investment  securities
Property,  plant  and  equipment                                 -   220,151.53
Goodwill  and  organization  costs
Other  assets
                                                       -----------  -----------

Total  Assets                                           290,039.37   487,899.34
                                                       ===========  ===========

                                                       30-Sep-01    30-Sep-02
                                                      -----------  ------------

Liabilities  and  Stockholders'  Equity
Current  Liabilities
  Accounts  payable  and  accrued  expenses              30,029.33   219,158.79
  Notes  payable
  Current  maturities  of  long-term  debt
  Current maturities of capitalized lease obligations
  Loans  from  officers/stockholders/affiliates
  Income  taxes  payable                                         -            -
  Customer  deposits
  Deferred  income  taxes
  Current portion of deferred rental obligation
  Other  current  liabilities                             8,141.40    (2,234.35)
                                                        ----------   ----------
      Total  Current Liabilities                         38,170.73   216,924.44
                                                       -----------  -----------

Long-term  debt,  excluding  current  maturities
Obligations under capital leases, excluding
  current  maturities
Loans  from  stockholders/officers/affiliates
  (if  long-term)
Deferred  income  taxes
Deferred  rental  obligation
Other  liabilities
      Total  Liabilities                                 38,170.73   216,924.44
                                                       -----------  -----------

Stockholders'  Equity
  Convertible  preferred  stock,  redeemable 5%
  cumulative $100 par value, 100 shares  authorized,    241,837.97   241,837.97
  issued  and  outstanding
  Common  stock,  $1  par value, 10,000 shares
  authorized; 5,000 shares issued
  and  4,800  shares outstanding
    Additional  paid-in  capital
    Retained  earnings  (deficit)                        10,030.67    16,844.42
    Accumulated other comprehensive income                       -    12,292.51
    Treasury stock, 200 common shares at cost
                                                       -----------  -----------
      Total Stockholders' Equity (Impairment)           251,868.64   270,974.90
                                                       -----------  -----------

Total  Liabilities  and  Stockholders'  equity          290,039.37   487,899.34
                                                       ===========   ==========

                           TS Electronics Corporation
                   Statements of Income and Retained Earnings
           For the fiscal years ended Sept.30, 2002 and Sept.30, 2001
                                  (unaudited)
                                      US$

                                       Sept.  2002               Sept.  2001
                                 ----------------------   -----------------------
                                  Amount     % of Sales     Amount     % of Sales
                                ----------   ----------   ----------   ----------
Net  Sales                      113,515.12    100.00%      77,867.38    100.00%
Cost  of  goods  sold            70,494.61     62.10%      64,329.83     82.61%
                                ----------    ------       ---------    ------
Gross  Profit                    43,020.51                 13,537.55
                                ----------    ------       ---------    ------

Selling expenses                    217.75      0.19%       1,116.01      1.43%
General and administrative
  expenses                       20,721.73     18.25%       2,644.33      3.40%
                                ----------    ------       ---------    ------
Total  Operating  Expenses       20,939.48                  3,760.34
                                ----------    ------       ---------    ------

Income  from  Operations         22,081.12                  9,777.21
                                ----------    ------       ---------    ------

Other  income  (expense)         (1,885.13)   (1.66%)         (12.90)    (0.02%)
Interest income                      97.86     0.09%          286.87      0.37%
Interest  expense                    63.82     0.06%           21.32      0.03%
                                ----------    ------       ---------    ------
Total  Other  Income             (1,851.09)                   253.46
                                ----------    ------       ---------    ------

Income  before  income  taxes,
  Extraordinary  item  and
  cumulative  effect  of
  accounting  change             20,230.04    17.82%       10,030.67     12.88%
                                ----------    ------       ---------    ------
Net  Income                      20,230.04                 10,030.67
                                ==========    ======       =========    ======

Retained  Earnings  at
  Beginning  of  Period          10,030.67

Less  dividends
Net  income  above               20,230.04                 10,030.67
                                ----------    ------       ---------    ------

Retained  Earnings
  at  End  of  Period            30,260.70                 10,030.67
                                ==========    ======       =========    ======

                           TS ELECTRONICS CORPORATION
                                  BALANCE SHEET
                                 MARCH 31, 2003
                                  (Unaudited)
                                      US$


                                     ASSETS
                                     ------

Current  Assets
Cash and equivalents                                               $  31,392.76
Other receivable                                                      79,877.71
Marketable securities                                                        --
Accounts receivable net of allowance for doubtful accounts           585,469.02
Of (1998) and (1997)                                                         --
Inventories                                                            5,780.01
Other current assets                                                  73,615.11
                                                                   ------------

      Total Current Assets                                           776,134.61
                                                                   ------------

Property, plant and equipment                                        216,529.63
Goodwill and organization costs                                              --
Other assets                                                                 --
                                                                   ------------

      Total Assets                                                 $ 992,664.24
                                                                   ============

                           TS ELECTRONICS CORPORATION
                            BALANCE SHEET (Continued)
                                 MARCH 31, 2003
                                  (Unaudited)
                                      US$


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  Liabilities
Accounts payable and accrued expense                               $ 342,079.36
Notes payable                                                                --
Current maturities of long-term debt                                         --
Current maturities of capitalized lease obligations                          --
Loans from officers/stockholders/affiliates                                  --
Income taxes payable                                                  33,118.43
Customer deposits                                                            --
Deferred income taxes                                                        --
Current portion of deferred rental obligation                                --
Other current liabilities                                              3,156.93
                                                                   ------------

      Total Current Liabilities                                      378,354.72
                                                                   ------------

Long-term debt, excluding current maturities                                 --
Obligations under capital leases, excluding current maturities               --
Deferred income taxes                                                        --
Deferred rental obligation                                                   --
                                                                   ------------

      Total Liabilities                                              378,354.72
                                                                   ------------

Stockholders'  Equity
  Convertible preferred stock, redeemable 5%
    cumulative $100 par                                              241,837.97
  Additional paid-in capital retained earnings (deficit)             337,978.39
  Accumulated other comprehensive income                              34,493.16
                                                                   ------------

      Total Stockholders' Equity                                     614,309.52
                                                                   ------------

      Total Liabilities and Stockholders' Equity                   $ 992,664.24
                                                                   ============

                           TS ELECTRONICS CORPORATION
                            STATEMENTS OF OPERATIONS
                                  (Unaudited)
                                      US$

                                                       For the six-month period
                                                          ended  March  31,
                                                        2003            2002
                                                     -----------     ----------
Net Sales                                            $870,443.89     $97,132.15
Cost of goods sold                                    404,436.99      60,710.10
                                                     -----------     ----------
Gross profit                                          466,006.90      36,422.05

Selling expenses                                       24,670.38          15.77
General and administrative expenses                    31,840.18       9,653.27
                                                     -----------     ----------
      Total operating expenses                         56,510.56      26,753.01

Income (loss) from operations                         409,496.34             --
                                                     -----------     ----------
Other income (expense)                                        --             --
Interest income                                               --             --
Interest expense                                            6.77         138.83
Gain on disposition of assets                             544.14             --
                                                     -----------     ----------
      Total other income (expense)                            --         138.83

Income  before  income  taxes,
  extraordinary  item and  cumulative
  effect  of  accounting  change                      408,945.43      26,614.18
Provision for income taxes                             59,236.85             --
Income  before  extraordinary
  item  and  cumulative  effect  of
  accounting  change                                  349,708.58             --
Extraordinary item, net of income tax effect               60.08             --
                                                     -----------     ----------

      Net income                                      349,648.50      26,614.18
                                                     ===========     ==========

Net income above                                              --     $26,614.18
                                                                     ==========
Retained earnings at end of period                            --     $26,614.18
                                                                     ==========


  Note: Exchange Rte US$1 = RMB8.27. Official exchange rate quoted by Bank of
                                      China